UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Momenta Pharmaceuticals, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MOMENTA PHARMACEUTICALS, INC.
675 West Kendall Street
Cambridge, Massachusetts 02142

May 16, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Momenta Pharmaceuticals, Inc. at 8:30 a.m., local time, on Wednesday, June 13, 2007, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Craig A. Wheeler
President and Chief Executive Officer

MOMENTA PHARMACEUTICALS, INC.
675 West Kendall Street
Cambridge, Massachusetts 02142

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 13, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Momenta Pharmaceuticals, Inc., or the Annual Meeting, will be held on Wednesday, June 13, 2007 at 8:30 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. At the Annual Meeting, stockholders will consider and vote on the following matters:

1.                The election of three (3) members to our board of directors to serve as Class III directors, each for a term of three years; and

2.                The ratification of the selection by the Audit Committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007.

The stockholders will also act on any other business that may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on Thursday, April 19, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 675 West Kendall Street, Cambridge, Massachusetts 02142, during ordinary business hours, for a period of ten days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

We hope that all stockholders will be able to attend the Annual Meeting in person. However, to ensure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to Broadridge Financial Solutions, serving as proxy tabulator, has been enclosed for your convenience. If you attend the Annual Meeting in person, your proxy will, upon your written request, be returned to you and you may vote your shares in person.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Craig A. Wheeler
President and Chief Executive Officer

Cambridge, Massachusetts
May 16, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

MOMENTA PHARMACEUTICALS, INC.
675 WEST KENDALL STREET
CAMBRIDGE, MASSACHUSETTS 02142

PROXY STATEMENT

for the 2007 Annual Meeting of Stockholders
to be held on Wednesday, June 13, 2007

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Momenta Pharmaceuticals, Inc., also referred to in this proxy statement as the “Company”, “Momenta”, “we” or “us”, for use at the 2007 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, June 13, 2007 at 8:30 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any adjournment thereof.

All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary or by appearing at the Annual Meeting and voting in person.

Our 2006 Annual Report to Stockholders for the fiscal year ended December 31, 2006 is being mailed to stockholders with the mailing of these proxy materials on or about May 16, 2007.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts 02142, Attention: Michael A. Lawless, Senior Director, Investor Relations and Treasurer, telephone: (617) 491-9700.

Voting Securities and Votes Required

Stockholders of record at the close of business on Thursday, April 19, 2007 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 36,328,715 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting.

The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Directors are elected by a plurality of the votes cast by the stockholders entitled to vote on the election. To be approved, any other matter submitted to our stockholders, including the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, requires the affirmative vote of a majority in voting power of the outstanding shares of stock present or represented and voting on such matters. The votes will be counted, tabulated and certified by a representative of ADP, who will serve as the inspector of elections at the Annual Meeting.

Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Vote by Proxy; Revocation of Proxy

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•                    file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•                    duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or

•                    attend the Annual Meeting and vote in person. Attendance at the Annual Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, MA 02142, Attention: Lisa Carron Shmerling, Esq., Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies. If the shares you own are held in your name and you do not specify in the proxy card how your shares are to be voted, they will be voted in favor of the election of the directors named in this proxy statement, in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and, in the discretion of the persons appointed as proxies, on any other items that may properly come before the Annual Meeting. If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.

PROPOSAL ONE

ELECTION OF DIRECTORS

Board Recommendation

The board of directors recommends a vote “FOR” the election of each of Messrs. Barrett, Sasisekharan and Shapiro as Class III directors.

We have three classes of directors, currently consisting of three Class I directors, four Class II directors and four Class III directors. At each annual meeting, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Peter Barrett, Ram Sasisekharan, Bennett M. Shapiro and Paul D. Goldenheim are currently serving as Class III directors. Our board of directors has decided not to nominate Dr. Goldenheim for re-election at the Annual Meeting. The Class III directors elected this year will serve as members of our board of directors until the 2010 annual meeting of stockholders, or until their respective successors are elected and qualified.

If a stockholder returns a proxy card without contrary instructions, the persons named as proxies will vote to elect Messrs. Barrett, Sasisekharan and Shapiro as directors. Messrs. Barrett, Sasisekharan and Shapiro currently serve on our board of directors. The nominees have indicated their willingness to continue to serve if elected. However, if any director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominees will be unable to serve if elected.

No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Our Board of Directors

Set forth below for each of our directors, including the Class III director nominees, is information as of April 15, 2007 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly-held companies and (e) the year such person became a member of our board of directors.

Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class I directors (terms expiring in 2008)
Alan L. Crane	43	2001

Alan L. Crane has been a director since June 2001 and served as our President and Chief Executive Officer from May 2002 through August 2006 and September 2006, respectively. Mr. Crane also held the position of Chairman of the Board from June 2001 until June 2005 when, in connection with the determination of our board of directors to separate the positions of chairman of the board and chief executive officer, Mr. Crane resigned as Chairman. Mr. Crane has served as President and Chief Executive Officer of Tempo Pharmaceuticals since December 2006. Mr. Crane also serves as a venture partner at Polaris Venture Partners, a venture capital firm, and serves on the boards of several privately-held biopharmaceutical companies. From February 1997 to May 2002, Mr. Crane held various management positions at Millennium Pharmaceuticals, Inc., a biopharmaceutical company. He most recently served as Senior Vice President, Global Corporate Development, where he led Millennium’s strategic alliance, mergers and acquisitions and licensing activities. Mr. Crane received his B.A. in Biology, summa cum laude, from Harvard College and both his M.A. in Biology and M.B.A. in General Management from Harvard University.

Peter Barton Hutt(3)	72	2001

Peter Barton Hutt, LL.B., L.L.M. has been a director since June 2001. Mr. Hutt is a senior counsel at the law firm of Covington & Burling and has been an attorney with that firm since 1975. He served as Chief Counsel for the Food and Drug Administration from 1971 through 1975. Mr. Hutt is a member of the Institute of Medicine of the National Academy of Sciences and teaches a course on Food and Drug Law each Winter Term at Harvard Law School. He co-authored the casebook used to teach Food and Drug Law and has published numerous papers on the subject. Mr. Hutt is a member of the board of directors of CV Therapeutics, Inc., Favrille, Inc., Introgen Therapeutics, Inc., Ista Pharmaceuticals, Inc., Xoma Ltd. and several privately-held life sciences companies. Mr. Hutt received his B.A., magna cum laude, from Yale University, his L.L.B. from Harvard University and his L.L.M. from New York University.

Marsha H. Fanucci(1)	54	2005

Marsha H. Fanucci has been a director since March 2005. Ms. Fanucci has served as Senior Vice President and Chief Financial Officer of Millennium Pharmaceuticals, Inc. since July 2004, where she is responsible for corporate strategy, treasury, financial planning and reporting and operations. Since joining Millennium in 2000, she has also served as Vice President, Finance and Corporate Strategy and Vice President, Corporate Development and Strategy. Previously, she was Vice President of Corporate Development and Strategy at Genzyme from 1998 to 2000. From 1987 to 1998, Ms. Fanucci was employed at Arthur D. Little, Inc. where she most recently served as Vice President and Director. She received her B.S. in Pharmacy from West Virginia University and her M.B.A. from Northeastern University.

Class II directors (terms expiring in 2009)
John K. Clarke(1)	53	2002

John K. Clarke has been a director since April 2002. Mr. Clarke founded Cardinal Partners, a venture capital firm, in 1997 and has served as the Managing General Partner since 1997. He has founded and served as interim Chief Executive Officer of a number of portfolio companies, including Alkermes, Inc., Arris Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and the DNX Corporation. Mr. Clarke is chairman of the board of directors of Alnylam Pharmaceuticals, Inc. and serves as a member of the board of directors of Visicu, Inc. and a number of privately-held health care companies. He received his B.A. in Biology and Economics from Harvard College and his M.B.A. from the Wharton School of the University of Pennsylvania.

Robert S. Langer, Jr.(4)	58	2001

Robert S. Langer, Jr., Sc.D. is a co-founder of our company and has been a director since May 2001. Dr. Langer is an Institute Professor at the Massachusetts Institute of Technology and has been on the faculty of M.I.T. since 1977. Dr. Langer is the former Chairman of the Food and Drug Administration Science Board, the FDA’s highest advisory board. He has written over 900 articles, 600 abstracts and has over 550 issued or pending patents. Dr. Langer has received over 150 major awards, including the 2002 Charles Stark Draper Prize, considered the world’s most prestigious engineering prize and the engineering-equivalent of the Nobel Prize. Dr. Langer is a member of the board of directors of Boston Life Sciences, Inc., Sontra Medical Corporation, Wyeth and several privately-held life sciences companies. Dr. Langer received his B.S. from Cornell University and his Sc.D. from the Massachusetts Institute of Technology, both in Chemical Engineering.

Stephen T. Reeders(1)	53	2003

Stephen T. Reeders, D.M., MRCP has been a director since May 2003. Dr. Reeders is a founder and Managing Member of MVM Life Science Partners LLP, a venture capital firm. He previously served as the Chief Executive Officer of MVM Limited from 1997 to 2005. He has co-founded several biotechnology companies and is a member of the board of directors of Clavis Pharma ASA and several privately-held life sciences companies. Prior to founding MVM, Dr. Reeders led healthcare investing at Saunders, Karp & Megrue, a venture capital firm, and served on the faculty of Yale University. Dr. Reeders is an Associate Clinical Professor of Harvard Medical School. He was previously an Associate Professor of Medicine and Genetics at the Boyer Center for Molecular Medicine of Yale University. He received a B.A. from Cambridge University and BMBCh and DM degrees from Oxford University.

Craig A. Wheeler	46	2006

Mr. Wheeler has served as President and as a Class II director since August 22, 2006 and was appointed as our Chief Executive Officer effective as of September 12, 2006. Prior to joining Momenta, Mr. Wheeler served as President of Chiron Biopharmaceuticals from August 2001 until June 2006. Prior to joining Chiron, Mr. Wheeler was a senior member of The Boston Consulting Group’s health care practice from August 1988 until August 2001. Mr. Wheeler was appointed to the board of directors of Avanir Pharmaceuticals, Inc. in September 2005. Mr. Wheeler received B.S. and M.S. degrees in chemical engineering from Cornell University and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

Class III directors, nominees to be elected at the 2007 Annual Meeting (if elected, terms to expire in 2010)
Peter Barrett(2)(3)	54	2003

Peter Barrett, Ph.D. has been a director since May 2003 and has served as Chairman of the Board since June 2005. Dr. Barrett has served as a Senior Partner of Atlas Venture, a venture capital firm, since January 2002. From August 1998 to December 2001, he served as Executive Vice President and Chief Business Officer of Celera Genomics, a biopharmaceutical company, which he co-founded. Dr. Barrett is a member of the board of directors of Alnylam Pharmaceuticals, Inc., LAB International, Inc. and a number of privately-held biopharmaceutical companies. Dr. Barrett received his B.S. in Chemistry from Lowell Technological Institute (now known as the University of Massachusetts, Lowell) and his Ph.D. in Analytical Chemistry from Northeastern University. He also completed Harvard Business School’s Management Development Program.

Ram Sasisekharan(4)	42	2001

Ram Sasisekharan, Ph.D. is a co-founder of our company and has been a director since May 2001. Dr. Sasisekharan has been a Professor of Biological Engineering at the Massachusetts Institute of Technology since 1996 and is affiliated with the Harvard-MIT Division of Health Sciences and Technology. Dr. Sasisekharan’s research on complex polysaccharides has led to over 106 publications and over 34 patents, including the core technologies of Momenta. He has won both the Burroughs Wellcome and Beckman Foundation Young Investigator Awards and was the recipient of the 1998, 1999, 2000 and 2001 CaPCure Awards from the CaPCure Foundation. Dr. Sasisekharan serves on the steering committee of the Consortium for Functional Glycomics. Dr. Sasisekharan received his Ph.D. in Medical Sciences from Harvard Medical School.

Bennett M. Shapiro(2)(3)(4)	67	2003

Bennett M. Shapiro, M.D. has been a director since May 2003. Since 2003 he has served as a private consultant providing advice to executives. From September 1990 to July 2003, Dr. Shapiro served as an Executive Vice President of Merck & Co., Inc., a research-based pharmaceutical company. Dr. Shapiro is the former head of Worldwide Licensing and External Research at Merck; prior to that he served as the head of Basic and Preclinical Research at Merck and as Chairman of the Biochemistry department at the University of Washington. Dr. Shapiro serves on the board of numerous privately-held biopharmaceutical companies. Dr. Shapiro received his B.S. in Chemistry from Dickinson College and his M.D. from Jefferson Medical College.

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of Nominating and Corporate Governance Committee.

(4)          Member of Science Committee.

For information relating to shares of our common stock owned by and options granted to each of our directors, see the disclosure set forth under the headings “Executive Compensation—Compensation of Directors” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Momenta is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Global Market.

This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of conduct described below are available on the “Corporate Governance” section of our website at www.momentapharma.com. Alternatively, you may request a copy of any of these documents by writing to Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts 02142, attention: Michael A. Lawless, Senior Director, Investor Relations and Treasurer, telephone: (617) 491-9700.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist our board of directors in the exercise of its duties and responsibilities and to serve the best interests of Momenta and its stockholders. These guidelines, which provide a framework for the conduct of the board of directors’ business, provide that:

•       the principal responsibility of the directors is to oversee the management of Momenta;

•       a majority of the members of the board of directors shall be independent directors;

•       the independent directors meet periodically in executive session;

•       directors shall have full and free access to management and, as necessary and appropriate, independent advisors;

•       new directors shall participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•       at least annually the board of directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Peter Barrett, John K. Clarke, Marsha H. Fanucci, Paul D. Goldenheim, Peter Barton Hutt, Stephen T. Reeders or Bennett M. Shapiro, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Our board reached a similar determination with respect to Christoph H. Westphal, who served as a director from May 2001 until May 2006.

In determining the independence of the directors listed above, our board of directors considered each of the transactions discussed in “Certain Relationships and Related Transactions.”

Board Meetings and Attendance

Our board of directors met 21 times during the fiscal year ended December 31, 2006, or Fiscal 2006, either in person or by teleconference. During Fiscal 2006, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he or she then served.

Director Attendance at Annual Meetings of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. With the exception of Ms. Fanucci, all of our directors attended the 2006 annual meeting of stockholders.

Board Committees

Our board of directors has established four standing committees—audit, compensation, nominating and corporate governance and science—each of which operates under a charter that has been, or in the case of our science committee, has been recommended for approval by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted on the Corporate Governance section of our website located at www.momentapharma.com.

Our board of directors has determined that all of the members of each of the board of directors’ standing committees (except the science committee) are independent as defined under the rules of the NASDAQ Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The audit committee currently consists of Marsha H. Fanucci, John K. Clarke and Stephen T. Reeders. Ms. Fanucci chairs the audit committee. The audit committee was reconstituted in March 2004 and currently acts under a charter that was adopted and approved effective in June 2004 and that was amended and restated in December 2006 and March 2007. A copy of the second amended and restated audit committee charter is attached as Appendix A to this proxy statement. The audit committee held 12 meetings in Fiscal 2006. It is anticipated that each of Ms. Fanucci and Messrs. Clarke and Reeders will continue to serve on the audit committee. Our audit committee’s responsibilities include:

•       appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•       overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•       reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•       monitoring our internal control over financial reporting and disclosure controls and procedures;

•       discussing our risk management policies;

•       establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•       meeting independently with our independent registered public accounting firm and management;

•       reviewing and approving or ratifying any related person transactions; and

•       preparing the audit committee report required by Securities and Exchange Commission rules (which is included on page 54 of this proxy statement).

The board of directors has determined that each of Marsha H. Fanucci and John K. Clarke is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission rules.

Compensation Committee

The compensation committee currently consists of Peter Barrett, Bennett M. Shapiro and Paul D. Goldenheim. Mr. Barrett chairs the compensation committee. Mr. Hutt served on the compensation committee until May 2006 when Mr. Goldenheim joined the board of directors. The compensation committee was reconstituted in March 2004 and currently acts under a charter that was adopted and approved effective in June 2004 and that was amended restated in March 2007. The compensation committee held nine meetings in Fiscal 2006. It is anticipated that each of Messrs. Barrett and Shapiro, if elected to the board of directors by our stockholders, will continue to serve on the compensation committee, and Mr. Hutt will rejoin the compensation committee after the Annual Meeting. Our compensation committee’s responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer, or CEO;

•       determining the CEO’s compensation;

•       reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers;

•       overseeing an evaluation of our senior executives;

•       overseeing and administering our equity incentive plans;

•       reviewing and making recommendations to the board of directors with respect to director compensation;

•       reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 17 of this proxy statement; and

•       preparing the compensation committee report required by Securities and Exchange Commission rules, which is included on page 42 of this proxy statement.

The processes and procedures followed by our compensation committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Peter Barton Hutt, Peter Barrett and Bennett M. Shapiro. Mr. Hutt chairs the nominating and corporate governance committee. The nominating and corporate governance committee was established in March 2004 and currently acts under a charter that was adopted and approved effective in June 2004 and that was amended in September 2006. The nominating and corporate governance committee held eight meetings in Fiscal 2006. It is anticipated that Mr. Hutt, and each of Messrs. Barrett and Shapiro, if elected to the board of directors by our stockholders, will continue to serve on the nominating and corporate governance committee. Our nominating and corporate governance committee’s responsibilities include:

•       identifying individuals qualified to become board members;

•       recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•       reviewing and making recommendations to the board of directors with respect to management succession planning;

•       reviewing and assessing our code of business conduct and ethics;

•       developing and recommending to the board of directors corporate governance principles; and

•       overseeing an annual evaluation of the board of directors.

The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”

Science Committee

Our science committee currently consists of Bennett M. Shapiro, Robert S. Langer, Jr., Ram Sasisekharan and Paul D. Goldenheim. Dr. Shapiro chairs the science committee. The science committee was established in March 2007 and currently acts under a charter that has been recommended for approval to the board of directors. The science committee was not formed until 2007 and therefore held no meetings in Fiscal 2006. It is anticipated that Drs. Langer, Sasisekharan and Shapiro, if elected to the board of directors by our stockholders, will continue to serve on the science committee. Our science committee’s responsibilities include:

•       reviewing the scientific, clinical, regulatory and intellectual property strategies that underlie our major research and development programs;

•       reviewing the annual research and development budget and allocation of resources to certain of our programs;

•       reviewing the organization and structure of the research and development organization; and

•       assessing the attainment of research and development milestones.

Executive and Director Compensation Processes

The compensation committee has implemented an annual performance review program for our executives, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each executive individually. Annual corporate goals are proposed by management, reviewed by the compensation committee and approved by the board of directors. These corporate goals target the achievement of specific research, clinical, regulatory, and operational milestones. Annual individual goals focus on contributions that facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each executive, reviewed by the CEO and form the basis of his evaluation and recommendation to the compensation committee with regard to executive compensation. Annual salary increases, annual bonuses, and annual stock option grants and restricted stock to our executives are tied to the achievement of these corporate, department and individual performance goals.

During the first calendar quarter of each year, we evaluate individual, department and corporate performance against the written goals for the recently completed year. Each executive’s evaluation begins with a written self-assessment, which is submitted to the CEO. The CEO then prepares a written evaluation based on the executive’s self-assessment, the CEO’s own evaluation and input from others within the Company. This process leads to a recommendation by the CEO for annual executive salary increases, annual stock option grants, restricted stock awards and bonuses, if any, which is then reviewed and approved by the compensation committee. In the case of the CEO, his individual performance evaluation is conducted by the compensation committee, utilizing input from the board of directors and from selected executive officers in connection with an annual 360-performance review, which determines his compensation changes and awards. For all executives, annual base salary increases, annual stock option grants, restricted stock awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

The compensation committee has delegated to Craig A. Wheeler, our CEO, the authority to make stock option grants under our 2004 Stock Inventive Plan, as amended, to newly-hired employees below the senior director level based on a number of options within a range as set forth in a matrix previously approved by the board of directors.

Prior to January 1, 2007, grants to newly-hired employees were made either by the CEO, based on a number of options within a range as set forth in a pre-approved matrix, pursuant to authority granted by the board of directors, or by the compensation committee. The new hire grants were generally made at a time as soon as reasonably practical after the new employee’s hire date so that either the CEO could grant the options or a meeting of the compensation committee could be convened. As of January 1, 2007, grants to newly-hired employees continue to be made either by the CEO or by the compensation committee, however, all grants are now made on regularly scheduled monthly dates that occur outside of regularly scheduled quarterly financial blackout periods.

The compensation committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable. In addition, during Fiscal 2006, the nominating and corporate governance committee used the services of an executive search firm to help identify and evaluate potential director candidates.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the nominating and corporate governance committee, c/o Lisa Carron Shmerling, Esq., Corporate Secretary, Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts 02142. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or the board of directors, by following the procedures set forth under Section 1.10, “Nomination of Directors,” in our amended and restated bylaws that are described under the heading “Stockholder Proposals.”

During 2006, Paul D. Goldenheim was appointed by our board of directors as a new director. Dr. Goldenheim was originally proposed to the nominating and corporate governance committee by a third-party search firm.

Communicating with the Independent Directors

The board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the board of directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, subject to advice and assistance from the CEO and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board of directors should address such communications to board of directors c/o Lisa Carron Shmerling, Esq., Corporate Secretary, Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts, 02142.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, which is located at www.momentapharma.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Global Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Section16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of Section 16(a) reports furnished to us and representations made to us, we believe that, except as set forth below, during Fiscal 2006 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.

In connection with various sale and distribution transactions during 2006, Stephen T. Reeders failed to timely file Form 4s. Mr. Reeders filed such information on a Form 4 with the Securities and Exchange Commission on March 28, 2007.

Our Executive Officers

The following table sets forth the names, ages and positions of our current executive officers as of April 15, 2007.

Name	Age	Position	Held Position Since
Craig A. Wheeler	46	President and Chief Executive Officer	August 2006 September 2006
Richard P. Shea(1)	55	Vice President and Chief Financial Officer	October 2003
Ganesh Venkataraman, Ph.D.(2)	40	Senior Vice President, Research	April 2005 (Vice President, Technology August 2002–April 2005)
Steven B. Brugger(3)	48	Senior Vice President, Strategic Business Operations	April 2005 (Vice President, Strategic Product Development August 2002–April 2005)
John E. Bishop, Ph.D.(4)	45	Senior Vice President, Pharmaceutical Sciences	December 2006 (Vice President, Pharmaceutical Sciences and Manufacturing November 2004–December 2006)
Lisa Carron Shmerling, Esq.(5)	46	Vice President, Legal Affairs and Corporate Secretary	March 2006 (Deputy General Counsel April 2005–February 2006)

(1)           Richard P. Shea has been our Vice President and Chief Financial Officer since October 2003. From April 2002 to April 2003, Mr. Shea served as Chief Operating Officer for Variagenics, Inc., a pharmacogenomics company. From March 2000 to April 2002, Mr. Shea served as Variagenics’ Chief Financial Officer and from February 1999 to March 2000, he served as Vice President, Finance and Administration. While at Variagenics, Mr. Shea was responsible for finance, legal, investor relations, human resources and operations. Mr. Shea is a CPA and received his A.B. from Princeton University and his M.B.A. from Boston University.

(2)           Ganesh Venkataraman, Ph.D. is a co-founder of our company and has been our Senior Vice President, Research since April 2005. From January 2002 until April 2005 he served as Vice President, Technology. From August 2000 to January 2003, Dr. Venkataraman served as the Director of Bioinformatics for the Consortium for Functional Glycomics, a multi-million dollar NIH initiative to study the role of complex sugars in biology. From March 1995 to July 2000, Dr. Venkataraman was a research faculty member at the Harvard M.I.T. division of Health and Sciences and Technology, where he investigated the biochemistry and biophysics of carbohydrates and research in the area of analytical techniques for complex carbohydrates. Dr. Venkataraman received his M.S. and Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

(3)           Steven B. Brugger has been our Senior Vice President, Strategic Business Operations since April 2005. He served as Vice President, Strategic Product Development from August 2002 to April 2005. From 2000 to August 2002, Mr. Brugger served as a Vice President for Millennium Pharmaceuticals, Inc., a biopharmaceutical company, and from October 1999 through 2000 he served as a Senior Director. While at Millennium, Mr. Brugger built Millennium’s strategic marketing, project management and portfolio management capabilities. During his tenure at Millennium, Mr. Brugger served as Head of Commercial Development, General Manager of the Inflammation and Metabolic Business Units, and Development Projects Leader for the Aventis and Abbott collaborations. Mr. Brugger received his B.A. in Biology from Susquehanna University and his M.B.A. from Rutgers University.

(4)           John E. Bishop, Ph.D. has been Senior Vice President, Pharmaceutical Sciences since December 2006. He served as Vice President of Pharmaceutical Sciences and Manufacturing from November 2004 to December 2006. From August 2000 to October 2004, Dr. Bishop served as Director and Head of Process Development (Chemical and Biologics) at Millennium Pharmaceuticals, Inc. During that period, he also led the Chemistry, Manufacturing and Controls (CMC) team for Velcade®. From July 1994 to August 2000, Dr. Bishop was a Process R&D leader at the DuPont Merck Pharmaceutical Company, with responsibility for the division’s process development, technology transfer, and vendor management activities. Dr. Bishop received his B.S. magna cum laude in Chemistry and German from Tufts University, a Ph.D. in Organic Chemistry from UC Berkeley and a M.B.A. from Northeastern University.

(5)           Lisa Carron Shmerling has been Vice President, Legal Affairs since March 2006. From April 2005 to February 2006 she served as our Deputy General Counsel and from September 2003 to March 2005 she was a legal consultant to Momenta. From 1998 to 2003, Ms. Shmerling served as Associate General Counsel at Millennium Pharmaceuticals, Inc., a biopharmaceutical company, where she led the negotiation of key strategic biotechnology deals and focused on departmental and interdepartmental strategies and operations. Ms. Shmerling received her B.S.W. from S.U.N.Y. at Albany and her J.D. from New England School of Law.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Overview of Compensation

Our executive compensation program is designed to attract and retain high quality and talented executive officers, reward individual contribution, loyalty, teamwork and integrity, and motivate our executive officers to achieve returns for our stockholders. The objectives of our executive compensation program are to align the interests of management with the interests of stockholders through a system that correlates compensation to business objectives and individual performance. Our programs are geared for short and long-term performance, with the goal of increasing stockholder value over the long term.

Our executive compensation philosophy is based on the following principles:

•       Competitive and Fair Compensation. We believe that the performance of our Named Executives should be viewed, and their overall compensation should be determined, in the context of our industry, the competitive landscape and our performance. While we do not have an exact formula for allocating between cash and non-cash compensation, we try to balance long-term equity and short-term cash compensation by offering reasonable base salaries and opportunities for growth through our stock option and other equity incentive programs. In designing and refining our program, we regularly compare our compensation packages with those of other companies in our industry and set our compensation guidelines accordingly.

•       Sustained Performance. In determining total compensation, we stress a philosophy that is performance driven. Our Named Executives are rewarded based upon an assessment of corporate and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing attainment of specified individual objectives in the context of overall corporate goals and the degree to which company values are developed and fostered. Our compensation philosophy emphasizing performance permeates total compensation for both executives and non-executives. We believe that the design of our executive compensation program affects all of our employees and, because the performance of every employee is important to our success, we are cognizant of the effect that executive compensation may have on each member of our team.

Role of the Compensation Committee

The compensation committee of our board of directors, in accordance with its written charter, oversees all aspects of our director, officer and other executive compensation policies. In addition, the compensation committee also approves the individual compensation of our executive officers, including our Named Executives. Based upon information obtained from each Named Executive’s self assessment and input from selected individuals representing each Named Executive’s peers, direct reports and others as part of an annual 360-performance review process, our CEO provides his recommendations regarding the performance and compensation of the other Named Executives to the compensation committee. The compensation committee then determines the compensation of each of these Named Executives. The compensation committee also evaluates the CEO’s performance and determines the CEO’s compensation utilizing input from the board of directors and from selected executive officers in connection with an annual 360-performance review. All decisions made by the compensation committee relating to the compensation of our Named Executives are reviewed by our full board of directors.

To assist the compensation committee in discharging its responsibilities, in July 2006 the compensation committee retained an independent consultant, DolmatConnell and Partners, to review and advise on Mr. Wheeler’s compensation. In addition, in March 2007 the compensation committee retained an independent compensation consultant, Radford Surveys and Consulting, a business unit of AON

Corporation, which we refer to as Radford, to evaluate certain aspects of our compensation practices and to assist in developing and implementing our incentive compensation program. Radford developed a competitive peer group and performed benchmarking analyses of competitive compensation levels. With this information, our management developed recommendations for 2007 that were reviewed and approved by the compensation committee in connection with developing and approving compensation awards.

Other than as mentioned above, we have not retained any other compensation consultant to review our policies and procedures relating to executive compensation. We expect that from time to time our compensation committee will engage one or more consultants to provide advice and resources.

Role of CEO in Compensation Decisions

The CEO’s role in the compensation process includes annual discussions with each Named Executive regarding such Named Executive’s progress in relation to established goals. At the request of the compensation committee, our CEO attends all or portions of periodic meetings of the compensation committee, but does not attend portions of any meeting in which the compensation committee is discussing his compensation or performance. In addition, our compensation committee reviews the recommendations from our CEO with respect to, among other things:

•       the development of corporate and business performance objectives against which the payment of executive bonuses will be made and his assessment of the extent to which other Named Executives have achieved such objectives; and

•       executive compensation trends among biotechnology companies, including the overall blend of salary, bonus and equity compensation within such group and his recommendations pertaining to our executive compensation program.

Elements of Compensation

Our compensation program is designed to reward each Named Executive based upon a combination of corporate and individual performance. Corporate performance is generally evaluated by reviewing the extent to which strategic goals are met, including the achievement of:  specified operational and financial goals; specific research, clinical, regulatory, commercial or compliance milestones; and business development and financing initiatives. We generally evaluate individual performance by reviewing the extent to which specific, pre-determined individual performance criteria are achieved in each Named Executive’s area of responsibility. Within each Named Executive’s area of responsibility, individual performance goals are aligned with the corporate performance goals discussed above.

The compensation package offered to each Named Executive is comprised of a combination of:

•       base salary;

•       annual incentive cash bonus awards;

•       annual equity awards;

•       other benefits, such as health, dental, disability and life insurance; and

•       change-in-control payments.

We maintain broad-based benefits that are provided to eligible employees, including health, dental, life and disability insurance and a 401(k) plan. Our Named Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

Base Salary.   Base salaries are established for our Named Executives at levels that are intended to reflect: the scope of each Named Executive’s industry experience, knowledge and qualifications; salary levels in effect for comparable positions within our principal competitors; and internal comparability considerations. We believe that base salaries are a fundamental element of our executive compensation program. Base salaries are reviewed at least annually by our compensation committee, and are adjusted from time to time to ensure that our executive compensation structure remains aligned with our compensation objectives and are based upon actual corporate and individual performance compared against targeted performance, various subjective criteria and the compensation paid by peer-group companies. Targeted performance criteria vary for each executive based on his or her area of responsibility. Subjective performance criteria include an executive’s ability to lead through motivating and inspiring others, develop the skills necessary to grow as we mature, recognize and pursue new business opportunities and initiate programs to enhance our growth and success.

Annual Incentive Cash Bonus.   We use annual incentive cash bonuses to motivate our Named Executives to achieve and exceed specified goals in a time frame that is typically one year in duration. Annual incentive cash bonuses are determined on the basis of our achievement of corporate performance targets and individual performance targets established for each Named Executive.

The goals of each Named Executive are focused upon the achievement of specific research, clinical, regulatory, commercial, financial, compliance or operational milestones. Individual goals are proposed as a result of periodic discussion between the CEO and each of the other Named Executives. The goals of the CEO are based entirely upon corporate performance.

The goals of individual Named Executive’s are tailored to specified activities appropriate to their individual roles within our organization. The activities specified are also considered to be conducive to the creation of stockholder value and designed to contribute to our current and future financial success. We believe that optimal stockholder value creation results from appropriately balancing strategic and tactical goals for each Named Executive.

The target bonus potential for the CEO is 60% of base salary, with a maximum target bonus of 150% of base salary. The target bonus potential for the other Named Executives is 30% of base salary for Vice Presidents and 35% for Senior Vice Presidents. Bonuses, if any, are determined and paid on an annual basis after completion of the fiscal year in which bonuses are earned.

Corporate and individual goals were established at the beginning of 2006. In early 2007, the compensation committee reviewed those corporate goals against the achievements of the Company during 2006 and created a bonus pool equal to 110% of the aggregate target bonus pool. Each Named Executive’s performance was then reviewed relative to the accomplishment of his or her goals and objectives, his or her competencies, and his or her contributions to Momenta. The comparative results, combined with comparative compensation practices of other companies in the industry, were then used to determine bonus amounts. For 2006, there was no formulaic percentage of corporate versus individual goals used in this determination.

In March 2007, we paid bonuses to our Named Executives (which related to their performances in 2006) representing the following percentages of base salary earned in 2006:

Name	Target Bonus Level	2006 Bonus Payments	Percentage of 2006 Base Salary
Craig A. Wheeler(1)	60%	$108,000	60.0%
Richard P. Shea	30%	$75,900	33.0%
Ganesh Venkataraman	35%	$107,184	38.5%
Steven B. Brugger	35%	$112,664	40.2%
John E. Bishop	35%	$92,748	40.2%

(1)          Pursuant to Mr. Wheeler’s employment agreement, for Fiscal 2006, Mr. Wheeler was guaranteed a bonus of up to 60% of his pro-rated base salary as of December 31, 2006, which pro-rated base salary was $180,556.

For 2007, we adopted a more formalized, non-equity incentive framework, whereby corporate goals were proposed by management and approved by the compensation committee and the entire board of directors. Each individual’s goals focus on contributions that facilitate the achievement of overall corporate goals. The corporate goals have been assigned a relative weight value which, depending on the level of achievement of such corporate goals and the board of director’s discretion to take into consideration mitigating and/or extraordinary circumstances, will determine the bonus pool available for annual bonus awards for performance during 2007.  Further, individual, weighted target bonus levels have been assigned to each of the corporate and individual targets, with more emphasis on corporate goals at senior employee levels. For example, the CEO’s target bonus is completely dependent upon the achievement of corporate goals and senior vice presidents’ and vice presidents’ target bonuses are 75% dependent upon the achievement of corporate goals. The corporate goals encompass the advancement of commercial readiness for M-Enoxaparin, the completion of Phase I clinical trials for M-118, commencement of the Phase II clinical program for M-118 and advancement of our M-356, glycoprotein and research programs. In early 2008, we expect the CEO, with input from the executive officers, will assess the Company’s performance and provide recommendations for the 2007 bonus pool to the compensation committee. Thereafter, the compensation committee will review and discuss the recommendations, taking into account any mitigating and/or extraordinary circumstances and, after discussion and approval by the entire board of directors, determine the bonus pool, if any, for 2007 performance bonuses.

We do not have a policy with respect to adjustment or recovery of compensation if relevant performance measures are later restated or otherwise adjusted.

Equity Awards.   Compensation for employees, including executive officers, also includes stock option grants designed to align the long-term interests of our employees and our stockholders and to assist in the retention of executives. Furthermore, we believe that equity compensation is a critical component of competitive compensation in the industry in which we operate.

Executives who join us are awarded initial stock option grants. The size of an initial stock option grant is within a pre-set range approved by the board of directors and set forth on a matrix that is generally intended to reflect the level of the employee’s position with us. Initial stock option grants typically vest as to 25% of the shares subject to such option one year from the date of grant and 6.25% of the shares subject to such option vest on a quarterly basis thereafter. Annual performance grants for all employees are initially targeted to be approximately 10% of the size of the initial stock option grant but are adjusted based upon each individual’s performance relative to his or her goals and other employees at the same performance and position level. These stock option grants are typically made annually in conjunction with the review of individual performance. This review typically takes place at the beginning of each fiscal year for performance in the previous year, and is reviewed and awarded annually at the regularly scheduled meeting of the compensation committee following completion of Company-wide performance reviews. Performance options generally vest quarterly over a four-year period commencing three months from the date of grant.

We have also made restricted stock grants to certain key contributors, including our CEO, senior vice presidents and another employee. When restricted stock has been granted, the circumstances were carefully evaluated and we focused on factors such as the individual’s contribution to the Company, his or her importance to the Company and, in some cases, the achievement of key milestones.

We currently do not require executives or directors to maintain any specific level of ownership in our stock, and, except as is required under the laws relating to insider trading, do not restrict executives from hedging the economic risk of owning our shares.

Timing and Pricing of Option Grants.   The compensation committee’s procedure for timing of equity grants provides assurance that grant timing is not being manipulated to result in a price that is favorable to employees. Commencing in 2007, the annual equity grant date for all eligible employees, including the Named Executives, is the date of the regularly scheduled meeting of the compensation committee following completion of Company-wide performance reviews. The grant date timing is driven by the fact that it coincides with our calendar-year-based performance management cycle, allowing us to deliver the equity awards close in time to performance appraisals, which increases the impact of the awards by strengthening the link between pay and performance.

Aside from the annual equity grant, it is our policy that options will normally be granted:

•       to non-management members of the board of directors, on the date of our annual general meeting each calendar year; and

•       to newly-hired employees on regularly scheduled monthly dates after their date of hire, which monthly dates are scheduled outside of quarterly earnings blackout periods.

The compensation committee sets the exercise price of all stock options to equal the closing price of our common stock on NASDAQ Global Market on the day before the annual general meeting in the case of annual non-employee director grants, and the date of grant for all other grants, and under no circumstances will the date on which the grant of an option is recorded in our records precede the date on which such option was actually granted.

Other Elements of Compensation and Perquisites.   In order to attract, retain and pay market levels of compensation, we provide our executive officers and other employees the following benefits and perquisites:

Medical Insurance.   We provide to each Named Executive, their spouses, domestic partners and children, health, dental and vision insurance coverage that we may from time to time make available to other employees. We pay a portion of the premiums for this insurance for all employees.

Life and Disability Insurance.   We provide each Named Executive disability and/or life insurance that we may from time to time make available to other executive employees of the same level of employment. Our CEO also receives reimbursement for an additional three million dollar life and disability policy, capped at a maximum of $5,000 of reimbursement premium per year.

Defined Contribution Plan.   We offer a Section 401(k) Savings/Retirement Plan, or the 401(k) Plan, a tax-qualified retirement plan, to eligible employees. The 401(k) Plan permits eligible employees to defer up to 60% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. In any plan year, we will contribute to each participant a matching contribution equal to 50% of the first 6% of the participant’s compensation that he or she has contributed to the plan. Our contribution is subject to vesting at the rate of 25% at the end of each year over the first four years of employment. All of our Named Executives participated in the 401(k) Plan during fiscal 2006 and received matching contributions.

Employee Stock Purchase Plan.   We also offer an Employee Stock Purchase Plan, or the ESPP, which qualifies under Section 423 of the Internal Revenue Code. The ESPP is available to all of our employees, including the Named Executives, who work more than 20 hours in a week and five months during the course of a year. Under the ESPP, eligible participants purchase shares of our common stock at a discount of 15% from the fair market value of the lower of the beginning date or end date of the applicable purchase period. The purchase dates occur on the last business day of January and July of each year. To pay for the shares, each participant may authorize periodic payroll deductions ranging from 1% to 15% of his or her cash compensation, subject to certain limitations imposed by the Internal Revenue Code. All payroll deductions collected from the participant during a plan period are automatically applied to the purchase of common stock on that period’s purchase date provided the participant remains an eligible employee and has not withdrawn from the ESPP prior to that date.

Other.   We make available certain other perquisites or fringe benefits to all eligible employees, including the Named Executives, such as tuition reimbursement, parking fees, professional society dues, cell phones and food and recreational fees incidental to official company functions, including board meetings. The CEO is also entitled to financial and tax advice, and for a period of one year from the date of his employment is also entitled to certain travel reimbursement between the Company and his prior California residence, reasonable moving and travel expenses, temporary accommodations and reimbursement of expenses in connection with using his personal airplane (up to the equivalent amount of a first class commercial fare).

Severance and Change-of-Control Benefits.   Pursuant to an employment agreement we entered into with our CEO and executive retention agreements we entered into with our other Named Executives, our Named Executives are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change of control of the Company. In addition, our CEO and our Senior Vice President, Research are entitled to severance benefits pursuant to the terms of their employment agreements with us.

We believe providing these benefits helps us compete for executive talent. After reviewing the practices of companies represented in our compensation peer group, we believe that our change of control benefits are generally in line with those offered to executives by the companies in our peer group.

Our practice, in the case of our executive retention agreements, has been to structure these change-of-control benefits as “double trigger” benefits. In other words, the change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the Named Executive is terminated during a specified period after the change of control. We believe a “double trigger” benefit maximizes stockholder value because it prevents an unintended windfall to executives in the event of a friendly change of control, while still providing them appropriate incentives to cooperate in negotiating any change of control in which they believe they may lose their jobs. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the captions “—Employment, Severance and Change of Control Arrangements” and “—Potential Termination and Change of Control Payments” below.

Tax and Accounting Considerations

It is our policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits us from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. However, we reserve the discretion to pay compensation to our executive officers that may not be deductible.

We account for equity compensation paid to our employees under the rules of Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment, referred to as SFAS 123(R), that requires us to measure and recognize compensation expense in our financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued.

Non-Management Director Compensation

Non-management director compensation is set by the board of directors at the recommendation of the compensation committee. In 2006, the compensation committee recommended, and our board of directors approved, a new compensation and benefit program for non-management directors. In developing its recommendations, the compensation committee was guided by the following goals: compensation should fairly pay directors for work required in a company of our size and scope; compensation should align directors’ interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. At that time, our board of directors determined that each non-management director would receive an annual retainer and an annual fee for each committee on which the non-management director served. Our chairman also receives a fee for serving in such position. Our board of directors also approved reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Company business during 2006.

Upon appointment, each new non-management director is granted an option to purchase shares of common stock. Upon re-election at our annual meetings of stockholders, each non-employee director is also granted an option to purchase shares of our common stock.

For a further description of the compensation paid to non-management directors for 2006 and to be paid in 2007, see “—Compensation of Directors.”

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our former Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers during Fiscal 2006. We refer to these executive officers as our “Named Executives” elsewhere in this proxy statement.

Name and Principal Position(1)	Year	Salary ($)		Bonus ($)		Stock Awards(5) ($)		Option Awards(5) ($)	All Other Compensation ($)		Total ($)
Craig A. Wheeler	2006	180,556	(2)	108,000	(3)	145,176		368,844	54,587	(7)	857,163
President, Chief Executive Officer and Director
Alan L. Crane	2006	298,859	(4)	—		74,667	(6)	295,417	350,135	(8)	1,019,078
Former President, Chief Executive Officer
Richard P. Shea	2006	230,000		75,900		—		342,276	7,580	(9)	655,756
Vice President and Chief Financial Officer
Ganesh Venkataraman	2006	278,400		107,184		1,774,836		369,054	7,580	(10)	2,537,054
Senior Vice President, Research
Steven B. Brugger	2006	279,912		112,664		1,774,836		72,652	7,580	(11)	2,247,644
Senior Vice President, Strategic Business Operations
John E. Bishop	2006	232,648		92,748		2,783		283,879	7,577	(12)	619,635
Senior Vice President, Pharmaceutical Sciences

(1)           The titles noted in this table are the officers’ titles as of December 31, 2006. Mr. Wheeler became our President and a Class II director on August 22, 2006 and was appointed our CEO effective September 12, 2006. Mr. Crane served as our President and CEO through August 22, 2006 and September 12, 2006, respectively. Mr. Crane continues to serve as a Class I director.

(2)           Represents the pro-rated portion of Mr. Wheeler’s base salary of $500,000 in 2006.

(3)           Pursuant to Mr. Wheeler’s employment agreement, for Fiscal 2006 Mr. Wheeler was guaranteed a bonus of up to 60% of his pro-rated base salary as of December 31, 2006, which pro-rated salary totaled $180,556.

(4)           Mr. Crane’s “salary” amount includes Mr. Crane’s base salary through September 12, 2006 and payments to him in the amount of $7,192 for services as a director after his resignation as President and CEO effective August 22, 2006 and September 12, 2006, respectively.

(5)           Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to SFAS 123(R) with respect to Fiscal 2006, except that (i) such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions and (ii) with respect to Alan L. Crane, Richard P. Shea, Ganesh Venkataraman, Steven B. Brugger and John E. Bishop, the amounts reported in these columns reflect additional expense resulting from the requirements of the Securities and Exchange Commission to report restricted stock awards and option grants made prior to 2006 using the modified prospective transition method pursuant to SFAS 123(R). The assumptions used by us with respect to the valuation of restricted stock awards and option grants are set forth in Note 3 to our financial statements. The individual awards reflected in the summary compensation table are summarized below.

During Fiscal 2006, compensation expense was recognized in the 2006 financial statements for the following awards of restricted stock to the Named Executives:

Name	Grant Date	Number of Shares Subject to Award	Number of Shares Vested in 2006	Value of Awards under the Modified Prospective Transition Method Pursuant to SFAS 123(R)($)
Craig A. Wheeler	August 22, 2006	100,000	—	145,176
Alan L. Crane	March 15, 2002	980,858	61,304	74,667
	March 7, 2006	200,000	—	1,050,656
Ganesh Venkataraman	March 7, 2006	200,000	—	1,774,836
Steven B. Brugger	March 7, 2006	200,000	—	1,774,836
John E. Bishop	December 15, 2006	15,000	—	2,783

In addition, during Fiscal 2006, compensation expense was recognized in the 2006 financial statements for the following grants of stock options to the Named Executives:

Name	Grant Date	Number of Shares Subject to Options	Number of Shares Vested in 2006(#)	Value of Awards under the Modified Prospective Transition Method Pursuant to SFAS 123(R)($)
Craig A. Wheeler	August 22, 2006	375,000	—	368,844
Alan L. Crane	June 11, 2003	104,000	35,100	4,973
	November 1, 2003	60,800	11,583	6,811
	April 7, 2004	6,600	3,713	—-
	February 1, 2005	25,000	5,611	59,020
	December 30, 2005	28,600	7,528	224,613
Richard P. Shea	October 28, 2003	108,800	27,200	223,132
	March 25, 2004	12,800	3,200	36,950
	February 1, 2005	11,250	4,921	18,280
	March 7, 2006	18,750	3,516	63,914
Ganesh Venkataraman	May 29, 2003	32,000	8,000	11,975
	April 7, 2004	7,200	1,800	22,495
	February 1, 2005	25,000	6,252	30,918
	December 30, 2005	31,200	9,600	303,666
Steven B. Brugger	September 18, 2002	87,040	16,320	22,574
	May 29, 2003	51,200	12,800	19,160
	February 1, 2005	25,000	6,252	30,918
John E. Bishop	November 2, 2004	70,000	17,498	106,201
	March 7, 2006	50,000	9,375	173,812
	December 15, 2006	30,000	—	3,866

        (6) The amount included in stock awards excludes the forfeiture of 200,000 shares of restricted stock awarded to Mr. Crane on March 7, 2006. Such forfeiture resulted in the full reversal of stock-based compensation expense that would have been recorded in the amount of $1,050,656.

        (7) Amount consists of temporary housing expenses of $26,916, automobile lease expenses of $2,364, commuting expenses of $2,784, airplane fuel expenses of $1,113, tax gross up benefits of $21,247 and disability and group life insurance premiums of $163 paid on Mr. Wheeler’s behalf.

        (8) Amount consists of health insurance benefits of $400 and disability and group life insurance premiums of $735 paid on Mr. Crane’s behalf. In addition, we paid Mr. Crane a severance payment in the amount of $315,000 in connection with his separation from the Company in September 2006 and consulting fees totaling $34,000.

        (9) Amount consists of 401(k) employer matching contributions of $6,600 and disability and group life insurance premiums of $980 paid on Mr. Shea’s behalf.

  (10) Amount consists of 401(k) employer matching contributions of $6,600 and disability and group life insurance premiums of $980 paid on Mr. Venkataraman’s behalf.

  (11) Amount consists of 401(k) employer matching contributions of $6,600 and disability and group life insurance premiums of $980 paid on Mr. Brugger’s behalf.

  (12) Amount consists of 401(k) employer matching contributions of $6,600 and disability and group life insurance premiums of $977 paid on Mr. Bishop’s behalf.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding grants of stock options and awards of restricted stock made to our Named Executives during the year ended December 31, 2006:

Name	Grant Date		Stock Awards: Number of Shares of Stock (#)	Option Awards: Number of Securities Underlying Options(#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Craig A. Wheeler	8/22/2006	(1)	100,000	—	—	1,618,000
	8/22/2006	(2)	—	375,000	16.18	4,113,600
Alan L. Crane	3/7/2006	(3)	200,000	—	—	4,724,000
Richard P. Shea	3/7/2006	(4)	—	18,750	23.62	301,601
Ganesh Venkataraman	3/7/2006	(3)	200,000	—	—	4,724,000
Steven B. Brugger	3/7/2006	(3)	200,000	—	—	4,724,000
John E. Bishop	3/7/2006	(4)	—	50,000	23.62	804,270
	12/15/2006		15,000			254,100
	12/15/2006		—	30,000	16.94	352,989

(1)          These shares of common stock are subject to a restricted stock agreement dated August 22, 2006, pursuant to which all of such shares vest and become free from forfeiture on August 22, 2010.

(2)          Represents two option grants made on August 22, 2006, each with an exercise price of $16.18. The shares of common stock underlying these options vest as to 25% of the shares on August 22, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(3)          These shares of common stock are subject to restricted stock agreements dated March 7, 2006, pursuant to which 100,000 of such shares vest and become free from forfeiture on March 7, 2010, and the remaining 100,000 shares vest on the achievement of certain commercialization milestones within a specific time period. The 200,000 shares of restricted common stock granted to Mr. Crane were subsequently forfeited upon his resignation from Momenta as President and CEO.

(4)          The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on June 7, 2006.

(5)          Grant Date Fair Value computed in accordance with SFAS 123R represents the aggregate SFAS 123(R) values of common stock issued and options granted.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding stock options and awards of restricted stock held by our Named Executives during the fiscal year ended December 31, 2006:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested(1) ($)
Craig A. Wheeler	—		375,000	(2)	16.18		8/22/2016	100,000	(3)	1,573,000
Alan L. Crane	16,328	(4)	12,272	(4)	4.91	(4)	4/7/2014	—		—
	6,600	(4)	—		0.99	(4)	4/7/2014	—		—
Richard P. Shea	81,600	(5)	27,200		0.61		10/28/2013	—		—
	9,600	(6)	3,200		4.91		3/25/2014	—		—
	4,921	(7)	6,329		6.88		2/1/2015	—		—
	3,516	(8)	15,234		23.62		3/7/2016	—		—
Ganesh Venkataraman	28,000	(9)	4,000		0.23		5/29/2013	200,000	(10)	3,146,000
	4,950	(11)	2,250	(11)	0.99	(11)	4/7/2014	—		—
	19,200	(11)	12,000	(11)	4.91	(11)	4/7/2014	—		—
	10,941	(12)	14,059		6.88		2/1/2015	—		—
Steven B. Brugger	27,200	(13)	—		0.23		9/18/2012	200,000	(14)	3,146,000
	22,130	(15)	6,400		0.23		5/29/2013	—		—
	10,941	(16)	14,059		6.88		2/1/2015	—		—
John E. Bishop	11,625	(17)	35,000		8.10		11/1/2014	15,000	(18)	235,950
	9,375	(19)	40,625		23.62		3/7/2016	—		—
	—		30,000	(20)	16.94		12/15/2016	—		—

(1)          Based on $15.73 per share, the last sale price of Momenta common stock on December 29, 2006.

(2)          Represents two option grants made on August 22, 2006, each with an exercise price of $16.18. The shares of common stock underlying these options vest as to 25% of the shares on August 22, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(3)          These shares of common stock are subject to a restricted stock agreement dated August 22, 2006, pursuant to which all of such shares vest and become free from forfeiture on August 22, 2010.

(4)          To avoid adverse tax consequences to Mr. Crane under 409A of the Internal Revenue Code, we and Mr. Crane amended an outstanding stock option to purchase 35,200 shares of common stock with an original exercise price of $0.99 per share. As amended, the portion of the original option vested as of December 31, 2004, or 6,600 shares, remained in full force and effect and continued to have an exercise price of $0.99. The remaining portion of such grant was deemed cancelled and a replacement option for the purchase of 28,600 shares was deemed granted to Mr. Crane on December 30, 2005 with an exercise price equal to $4.91 per share. The shares of common stock underlying the replacement option vest as to 11,000 shares on January 1, 2006 and an additional 6.25% of the shares at the end of each three-month period beginning on April 1, 2006.

(5)          The shares of common stock underlying this option vested as to 25% of the shares on October 28, 2004 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(6)          The shares of common stock underlying this option vested as to 25% of the shares on October 29, 2004 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(7)          The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on May 1, 2005.

(8)          The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on June 7, 2006.

(9)          The shares of common stock underlying this option vested as to 25% of the shares on May 29, 2004 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(10) These shares of common stock are subject to a restricted stock agreement dated March 7, 2006, pursuant to which 100,000 of such shares vest and become free from forfeiture on March 7, 2010 and the remaining 100,000 shares vest on the achievement of certain commercialization milestones within a specific time period.

(11) To avoid adverse tax consequences to Mr. Venkataraman under 409A of the Internal Revenue Code, we and Mr. Venkataraman amended an outstanding stock option to purchase 38,400 shares of common stock with an original exercise price of $0.99 per share. As amended, the portion of the original option vested as of December 31, 2004, or 7,200 shares, remained in full force and effect and continued to have an exercise price of $0.99. The remaining portion of such grant was deemed cancelled and a replacement option for the purchase of 31,200 shares was deemed granted to Mr. Venkataraman on December 30, 2005 with an exercise price equal to $4.91 per share. The shares of common stock underlying this replacement option vest as to 12,000 shares on January 1, 2006 and an additional 6.25% of the shares at the end of each three-month period beginning on April 1, 2006.

(12) The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on May 1, 2005.

(13) The shares of common stock underlying this option vested as to 25% of the shares on September 18, 2003 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(14) These shares of common stock are subject to a restricted stock agreement dated March 7, 2006, pursuant to which 100,000 of such shares vest and become free from forfeiture on March 7, 2010, and the remaining 100,000 shares vest on the achievement of certain commercialization milestones within a specific time period.

(15) The shares of common stock underlying this option vested as to 25% of the shares on May 29, 2004 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(16) The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on May 1, 2005.

(17) The shares of common stock underlying this option vested as to 25% of the shares on November 2, 2005 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(18) These shares of common stock are subject to a restricted stock agreement, pursuant to which 25% of such shares vest and become free from forfeiture on December 15, 2007, and 6.25% of the shares thereunder vest and become free from forfeiture at the end of each three-month period therafter.

(19) The shares of common stock underlying this option vest as to 6.25% of the shares at the end of each three-month period beginning on June 7, 2006.

(20) The shares of common stock underlying this option vested as to 25% of the shares on December 15, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding options exercised by our Named Executives and shares of restricted stock that vested and became free from forfeiture during the fiscal year ended December 31, 2006:

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Craig A. Wheeler	—	—		—	—
Alan L. Crane	155,176	2,353,370	(1)	61,304	1,387,302	(2)
Richard P. Shea	—	—		—	—
Ganesh Venkataraman	—	—		—	—
Steven B. Brugger	—	—		—	—
John E. Bishop	23,375	379,859	(1)	—	—

(1)          Value realized on exercise is based on the sales price of the shares less the applicable option exercise price.

(2)          Value realized upon vesting is based on the closing sale price of our common stock on the applicable vesting date.

Employment, Severance and Change of Control Arrangements

Craig A. Wheeler Employment Agreement

On August 22, 2006, we entered into an employment agreement with Craig A. Wheeler, pursuant to which Mr. Wheeler serves as our President, CEO and as a Class II director. Pursuant to his employment agreement, Mr. Wheeler will receive an annual base salary of $500,000, subject to annual increases by our board of directors. For Fiscal 2006, Mr. Wheeler was guaranteed a bonus of up to 60% of his base salary as of December 31, 2006 pro-rated for his period of employment during 2006. Beginning with fiscal year 2007, Mr. Wheeler will be eligible to receive bonuses of up to 150% of his base salary for the applicable fiscal year, with an annual bonus target of 60% of the then-applicable base salary. Mr. Wheeler is also entitled to specified benefits, including: (i) participation in our sponsored benefit programs; (ii) reimbursement for life insurance premium expenses and related tax gross-up payments; (iii) reimbursement of moving and travel expenses, and temporary housing and living expenses, including payment for a rental car, during the one-year period following the commencement of Mr. Wheeler’s employment with us; and (iv) reimbursement of tax and financial advisor fees incurred by Mr. Wheeler during the period of his employment.

Equity Awards

Mr. Wheeler’s employment agreement provides for the grant or issuance, as applicable, of the following stock-based awards:

1.     On August 22, 2006, we granted Mr. Wheeler options to purchase an aggregate of 375,000 shares of common stock at an exercise price of $16.18 per share, which is referred to as the Initial Option Grant. The Initial Option Grant will vest as to 25% of the shares subject to such option on August 22, 2007 and as to 6.25% of the shares subject to such option at the end of each three-month period thereafter.

2.     On August 22, 2006, we issued 100,000 shares of restricted common stock to Mr. Wheeler, which is referred to as the Time-Based Grant. The shares of common stock subject to the Time-Based Grant vest and become free from forfeiture on the fourth anniversary of the date of issuance.

3.     On January 17, 2007, we issued to Mr. Wheeler 175,000 shares of restricted common stock, which is referred to as the Performance Grant. Subject to the acceleration provisions set forth in Mr. Wheeler’s employment agreement, the shares of common stock subject to the Performance Grant shall vest and become free from forfeiture upon fulfillment of any of the following conditions:

(i)             on the date that our board of directors certifies we (or any of our partners or collaborators) has commercially launched M-Enoxaparin in the United States, provided that (A) such commercial launch shall have occurred prior to January 17, 2011 and (B) Mr. Wheeler is then employed by us;

(ii)         on January 17, 2011, provided that Mr. Wheeler is then employed by Momenta and our board of directors certifies that any one of the three following events shall have occurred: (A) we have consummated a public offering of shares of our common stock pursuant to a registration statement filed with the Securities and Exchange Commission with gross proceeds to Momenta totaling at least $40.0 million; (B) we have executed a collaboration agreement with an unaffiliated third party partner (and have fulfilled the conditions to closing set forth in such agreement or related agreement(s)), the terms of which shall include an irrevocable commitment from such third party to provide cash payments of at least $40.0 million to Momenta within four years of the date of execution of such collaboration agreement, provided that such unaffiliated third party partner shall not include any party (x) with which Momenta has an executed agreement or (y) with which Momenta has actively negotiated a collaboration, in each case prior to the date of the employment agreement; or (C) the closing price of our common stock on the NASDAQ Global Market has equaled or exceeded $25.00 over a period of 20 consecutive trading days (such price to be adjusted in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event).

Notwithstanding the foregoing, if at any time during the four year-period ending on January 17, 2011 our board of directors elects to abandon the M-Enoxaparin program and no longer pursue the commercialization of M-Enoxaparin either for strategic reasons or as a result of adverse events in the regulatory process, the shares of common stock subject to the Performance Grant shall vest and become free from the forfeiture on the date that our board of directors certifies that any one of the three events set forth in item (ii) above shall have occurred; or

(iii)     in the event the shares of common stock subject to the Performance Grant do not vest before January 17, 2011 in accordance with the conditions set forth in items (i) or (ii) above, provided that Mr. Wheeler is then employed by us, the date our board of directors certifies that (A) we have commercially launched M-Enoxaparin in the United States or (B) any one of the three events set forth in item (ii)(A)-(C) above shall have occurred, in each case on or after January 17, 2011 but prior to January 17, 2013.

4.     In addition to the Initial Option Grant, the Time-Based Grant and the Performance Grant, Mr. Wheeler will be eligible to receive annual restricted stock awards and stock option grants, the first of which shall be issued and granted, respectively, to Mr. Wheeler on or about January 1, 2008 provided he is still employed by Momenta. Subject to approval of our board of directors upon recommendation by the compensation committee, on or about January 1, 2008, Mr. Wheeler will be eligible to receive (i) a target award of 75,000 shares of restricted common stock subject to vesting over four (4) years (unless Mr. Wheeler and Momenta otherwise agree that the vesting of such shares shall be subject to performance conditions), which is referred to as the First Target Grant and (ii) an option to purchase a target amount of 100,000 shares of common stock subject to vesting over four (4) years, with an exercise price equal to the fair market value of our common stock on the date of grant, which is referred to as the Second Target Grant.

Termination of Employment

In the event that Mr. Wheeler’s employment is terminated by Momenta without cause, by reason of his death or disability or by him for good reason, other than in connection with a change in control (as those terms are defined in the employment agreement), (i) the vesting schedules applicable to the Initial Option Grant, the Time-Based Grant and the Performance Grant will be fully accelerated and the shares thereunder fully vested (except in the case of a termination without cause, in which case a total of 75,000 of the shares subject to the Performance Grant shall immediately vest), (ii) the vesting schedules applicable to the First Target Grant and Second Target Grant will accelerate by an additional 12 months and (iii) the vesting schedule applicable to all future stock-based awards held by Mr. Wheeler at the time of such termination will accelerate by 25%.

In the event Mr. Wheeler’s employment is terminated by us without cause within 24 months following a change of control (as such term is defined in the employment agreement) or is terminated by Mr. Wheeler for good reason within 24 months following a change of control, the unvested portions of the Initial Option Grant, the Time-Based Grant, the First Target Grant, the Second Target Grant, the Performance Grant and all future stock-based awards shall fully and immediately vest.

Under his employment agreement, Mr. Wheeler or Momenta may terminate his employment at any time, subject to the following severance benefits. In the event Mr. Wheeler’s employment is terminated without cause by Momenta, as the result of death or disability or Mr. Wheeler terminates his employment for good reason, other than in connection with a change in control, Mr. Wheeler will receive a lump sum payment equal to (i) 12 months of the highest base salary in effect during the 12 months prior to the date of termination and (ii) the greater of 60% of Mr. Wheeler’s base salary or his last paid bonus. Additionally, Mr. Wheeler and his dependents will receive comparable benefits for a maximum of 12 months following such termination subject to his reemployment with comparable benefits.

If Mr. Wheeler terminates his employment for good reason within 24 months following a change of control of Momenta, or if Momenta terminates Mr. Wheeler’s employment without cause within 24 months following a change of control, Mr. Wheeler will receive a lump-sum cash payment equal to (i) 24 months of Mr. Wheeler’s highest base-salary in effect during the 12 months prior to termination of his employment, (ii) an amount equal to the greater of 60% of Mr. Wheeler’s last two years of base salary and an amount equal to two times the last bonus paid to Mr. Wheeler and (iii) if the aggregate purchase price paid in a change of control transaction equals or exceeds $1.1 billion, an additional amount equal to 12 months of base salary in effect at the time of Mr. Wheeler’s termination and the greater of 60% of one year of base salary and the last bonus paid to Mr. Wheeler. Additionally, Mr. Wheeler and his dependents will receive comparable benefits for a maximum of 36 months following such termination subject to his reemployment with comparable benefits.

Other Provisions

Our employment agreement with Mr. Wheeler also contains nondisclosure, noncompetition and assignment of intellectual property terms. These terms provide for the protection of our confidential information, the transfer of ownership rights to intellectual property developed by Mr. Wheeler and a 12-month noncompete provision.

Ganesh Venkataraman Employment Agreement

We entered into an employment agreement with Dr. Venkataraman, dated June 13, 2001, which was amended and restated on April 10, 2002. Pursuant to this agreement, Dr. Venkataraman initially received an annual base salary of $205,000, subject to increases upon review at least once every 12 months. Under the agreement, as amended, either we or Dr. Venkataraman may terminate his employment at any time, subject to continuation of salary payment and benefits for three months if we terminate

Dr. Venkataraman’s employment without cause or Dr. Venkataraman terminates his employment for good reason. Effective as of January 1, 2007, our compensation committee approved an increase in Dr. Venkataraman’s salary for 2007 to $290,928, as well as a $107,184 bonus to be paid in 2007 based on Dr. Venkataraman’s and our 2006 achievements and the grant of a stock option to purchase 15,000 shares of common stock. Our employment agreement with Dr. Venkataraman also contains nondisclosure, noncompetition and assignment of intellectual property terms. These terms provide for the protection of our confidential information, the transfer of ownership rights to intellectual property developed by Dr. Venkataraman and a 12-month noncompete provision. We have also executed an executive retention agreement with Dr. Venkataraman, which is described below under the sub-heading “Executive Retention Agreements.”

Employment Arrangements with Our Other Named Executive Officers

None of Messrs. Shea, Brugger or Bishop has a formal employment agreement with us, and each is employed on an at-will basis subject to the benefits to be provided pursuant to executive retention agreements that we executed with each of these executive officers on March 14, 2007, which are described below under the sub-heading “Executive Retention Agreements.”  As a condition of their employment with Momenta, each of Messrs. Shea, Brugger and Bishop has signed a form of our standard form of nondisclosure, noncompetition and assignment of intellectual property agreement, providing for the protection of our confidential information, the transfer of ownership rights to intellectual property developed by each such executive officer and an 18-month noncompete provision with regard to Mr. Brugger and a 12-month noncompete provision with regard to Messrs. Shea and Bishop.

Executive Retention Agreements

On March 14, 2007, we entered into executive retention agreements with the following Named Executives: Richard P. Shea, Ganesh Venkataraman, Steven B. Brugger and John F. Bishop. Pursuant to the executive retention agreements, in the event that the employment of any of Messrs. Bishop, Brugger, Shea or Venkataraman is terminated by us without cause or the Named Executive terminates his employment with good reason within one year following a change in control of Momenta, the executive shall be entitled to:

•       accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, the value of accrued vacation days and the amount of unreimbursed and incurred expenses;

•       acceleration of each outstanding award then held by the Named Executive under our outstanding equity incentive plans;

•       the sum of (A) the amount equal to the Named Executive’s annual base salary during the one year period prior to the date of termination and (B) the greater of (x) the target bonus for the Named Executive for the fiscal year in which the termination occurs and (y) the annual bonus paid to the Named Executive for the most recently completed fiscal year; and

•       insurance, medical, dental, health and accident and disability benefits as in effect immediately prior to the termination date for a period of 12 months.

The initial term of the executive retention agreements expires on December 31, 2007. The agreements will each automatically renew for successive one year terms unless we give the affected Named Executive written notice that the term of the agreement will not be extended.

Potential Termination and Change of Control Payments

Potential Termination and Change of Control Payments for Craig A. Wheeler

The following table describes the potential payments, benefits and acceleration of vesting applicable to stock options and restricted stock awards under our employment agreement with Craig A. Wheeler. The amounts shown below assume that the termination of Mr. Wheeler is effective as of December 31, 2006. Actual amounts payable to Mr. Wheeler upon his termination can only be determined definitively at the time of his actual departure.

Payments and Benefits	Voluntary Termination or Termination for Cause ($)	Termination Without Cause, Termination by Reason of Death or Disability, Resignation for Good Reason ($)		Termination Without Cause or Resignation for Good Reason Within 24 Months of a Change of Control ($)
Accrued Obligations
Vacation	11,538	11,538		11,538
Severance Benefits
Lump-sum cash payment	—	800,000	(2)	1,600,000	(3)
Lump-sum payment with respect to business combination	—	—		800,000	(4)
Healthcare benefits	—	15,396	(5)	46,188	(6)
Market Value of Stock Vesting on Termination(1)	—	1,573,000	(7)	1,573,000	(7)
Gross-Up Payments	—	—		1,697,476	(8)
Total	11,538	2,399,934		5,728,202

(1)          Based on the last sale price of Momenta common stock on December 29, 2006, or $15.73 per share.

(2)          Represents a lump sum payment equal to 12 months of the highest base salary in effect for Mr. Wheeler during the 12 months prior to his termination, or $500,000, plus an amount equal to 60% of such base salary, or $300,000. This amount is to be paid in full six months and one day after the date of Mr. Wheeler’s termination.

(3)          Represents a lump sum payment equal to 24 months of the highest base salary in effect for Mr. Wheeler during the 12 months prior to his termination, or $1,000,000, plus an amount equal to 60% of such base salary, or $600,000. This amount is to be paid in full six months and one day after the date of Mr. Wheeler’s termination.

(4)          Assumes that the change of control involves a business combination with an aggregate purchase price exceeding $1.1 billion. In such event, Mr. Wheeler is entitled to an additional lump sum payment equal to 12 months of the highest base salary in effect for Mr. Wheeler during the 12 months prior to his termination, or $500,000, plus an amount equal to 60% of such base salary, or $300,000.

(5)          Represents benefits payable over 12 months for continuation of coverage under medical and dental plans for Mr. Wheeler and his dependents subject to Mr. Wheeler’s reemployment with comparable healthcare benefits. The value is based upon the type of insurance coverage we carried for Mr. Wheeler as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(6)          Assumes that the change of control involves a business combination with an aggregate purchase price exceeding $1.1 billion, and represents benefits payable over 36 months for continuation of coverage under medical and dental plans for Mr. Wheeler and his dependents subject to Mr. Wheeler’s reemployment with comparable healthcare benefits. In the event the aggregate purchase price is less than $1.1 billion, Mr. Wheeler would be entitled to 24 months continuation of coverage under medical and dental plans for Mr. Wheeler and his dependents subject to Mr. Wheeler’s reemployment with comparable healthcare benefits, with a value equal to $30,792. This value is based upon the type of insurance coverage we carried for Mr. Wheeler as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(7)          Represents the immediate vesting of 375,000 shares of common stock underlying stock options granted to Mr. Wheeler on August 22, 2006 and 100,000 shares of common stock subject to a restricted stock agreement between us and Mr. Wheeler dated August 22, 2006. However, the exercise price of $16.18 per share for the $375,000 shares of common stock subject to stock options granted to Mr. Wheeler is above the last sale price on December 29, 2006, and therefore has no market value at that date. If Mr. Wheeler’s employment with us is terminated without cause in periods after December 29, 2006, acceleration of vesting to additional equity awards will apply. See the discussion in this proxy statement under the heading “Employment, Severance and Change of Control Arrangements—Craig A. Wheeler Employment Agreement.”

(8)          Represents the excise tax payable under section 280G of the United States Internal Revenue Code.

Potential Termination and Change of Control Payments for Messrs. Shea, Venkataraman, Brugger and Bishop

The following table describes the potential payments, benefits and acceleration of vesting applicable to stock options and restricted stock awards under our executive retention agreements with each of Messrs. Shea, Venkataraman, Brugger and Bishop. The amounts shown below assume that the termination of each executive is effective as of December 31, 2006 and that each of the executive retention agreements were effective as of December 31, 2006. Actual amounts payable to each Named Executive listed below upon his termination can only be determined definitively at the time of each Named Executive’s actual departure.

Name	Benefit	Termination for Cause(2) ($)	Resignation Without Good Reason or Termination for Death or Disability Within 12 Months of a Change of Control(2) ($)	Termination Without Cause or Resignation for Good Reason Within 12 Months of a Change of Control(2) ($)
Richard P. Shea	Accrued Obligations
	Vacation	2,477	2,477	2,477
	Severance Benefits
	Lump-sum cash payment	—	—	305,900	(3)
	Healthcare benefits	—	—	12,203	(4)
	Market Value of Stock Vesting on Termination (1)	—	—	577,747	(5)
	Total	2,477	2,477	898,327
Ganesh Venkataraman	Accrued but unpaid
	Vacation	16,062	16,062	16,062
	Severance Benefits
	Lump-sum cash payment	—	—	385,584	(3)
	Healthcare benefits	—	—	1,260	(4)
	Market Value of Stock Vesting on Termination (1)	—	—	3,654,221	(5)
	Total	16,062	16,062	4,057,127
Steven B. Brugger	Accrued Obligations
	Vacation	16,149	16,149	16,149
	Severance Benefits
	Lump-sum cash payment	—	—	392,577	(3)
	Healthcare benefits	—	—	15,396	(4)
	Market Value of Stock Vesting on termination (1)	—	—	3,467,820	(5)
	Total	16,149	16,149	3,891,942
John E. Bishop	Accrued Obligations
	Vacation	11,167	11,167	11,167
	Severance Benefits
	Lump-sum cash payment	—	—	352,749	(3)
	Healthcare benefits	—	—	15,396	(4)
	Market Value of Stock Vesting on Termination (1)	—	—	786,500	(5)
	Total	11,167	11,167	1,165,812

(1)          Based on the last sale price of Momenta common stock on December 29, 2006, or $15.73 per share.

(2)          Such amounts are to be paid within 30 days after the Named Executive’s termination date.

(3)          Represents an amount equal to the Named Executive’s base salary during the one-year period prior to the date of termination plus the annual bonus paid to the Named Executive for the most recently completed fiscal year. For more information relating to compensation earned by our Named Executives, see the section of this proxy statement entitled “Executive Compensation—Summary Compensation Table.”

(4)          Represents amounts payable over 12 months for continuation of coverage under medical and dental plans for each Named Executive and his family members subject to the Named Executive’s reemployment with comparable healthcare benefits. The value is based upon the type of insurance coverage we carried for each Named Executive as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(5)          Represents immediate vesting of all unvested stock options and other stock awards held by the Named Executives as of December 29, 2006. For more information concerning option and restricted common stock awards held by our Named Executives, see the section of this proxy statement entitled “Executive Compensation—Outstanding Equity Awards at Fiscal-Year End.”

Compensation of Directors

2006 Director Compensation

On March 7, 2006, our board of directors approved the following compensation structure for our non-employee directors for their service during Fiscal 2006:

Grant of Stock Options Upon Appointment.   Each non-employee director appointed after the 2006 annual meeting of stockholders automatically received an option to purchase up to 30,000 shares of our common stock upon appointment to the board of directors. These options vest quarterly over the three years following the grant date, subject to such director’s continued service on the board of directors.

Grant of Additional Stock Options.   Non-employee directors who served on our board of directors during the fiscal year ended December 31, 2005 and who continued to serve on the board of directors during Fiscal 2006 were granted an option to purchase up to 19,200 shares of our common stock at the 2006 annual meeting of stockholders. These options vest quarterly over the year following the grant date, subject to the non-employee director’s continued service on the board of directors. Currently, each such non-employee director stock option will terminate on the earlier of ten years from the date of grant or two years after the recipient ceases to serve as a director.

Payment of Retainer Fee; Reimbursement of Travel and Other Expenses.   In addition to an option grant, each non-employee director received an annual retainer of $25,000 for his or her service on our board of directors during Fiscal 2006. Additional amounts were paid as follows:

Position	Additional Fees
Non-Employee Chairman of the Board	$25,000
Audit Committee Chair	$10,000
Audit Committee Members (other than the Chair)	$7,500
Compensation Committee, Nominating and Corporate Governance Committee Chairs and Members (no additional fees paid to members serving on both the Compensation and the Nominating and Corporate Governance Committees)	$5,000

All retainer amounts were paid quarterly during Fiscal 2006. Non-employee directors also received reimbursement for reasonable travel and other expenses in connection with attending meetings of our board of directors during Fiscal 2006.

As described more fully below, this table sets forth the compensation paid to our non-employee directors for the year ended December 31, 2006:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(2) ($)		Option Awards(3)(4)(5) ($)		All Other Compensation ($)		Total ($)
Alan L. Crane	(1)		(1)		(1)		(1)
Peter Barrett	55,000		199,126		—		254,126
John K. Clarke	32,500		199,126		—		231,626
Marsh H. Fanucci	35,000		161,912		—		196,912
Paul D. Goldenheim	17,500		92,012		—		109,512
Peter Barton Hutt	30,000		258,079	(6)	—		288,079
Robert S. Langer, Jr	25,000		199,126		100,000	(7)	324,126
Stephen T. Reeders	32,500		199,126		—		231,626
Ram Sasisekharan	25,000		199,126		150,000	(8)	374,126
Bennett M. Shapiro	30,000		276,652	(9)	—		306,652
Christopher H. Westphal	10,417	(10)	115,522		—		125,939

(1)          Mr. Crane’s compensation as President, CEO, consultant and as a director is set forth under the heading “Executive Compensation—Summary Compensation Table.”  Information relating to Mr. Crane’s equity awards is set forth under the headings “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End” and “Option Exercises And Stock Vested.”

(2)          The fees earned by the non-employee directors in Fiscal 2006 consist of the following: (i) an annual retainer; (ii) a fee to the non-employee chairman of the board, Mr. Barrett; and (iii) an annual fee for chairing and being a member of each of the audit, compensation and nominating and corporate governance committees.

(3)          Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to SFAS 123(R) with respect to fiscal 2006, except that: (i) such amounts do not reflect an estimate of forfeitures related to service-based vesting conditions; (ii) with respect to each of the above-named non-employee directors, except Paul Goldenheim, the amounts reported in these columns reflect additional expense resulting from the requirements of the Securities and Exchange Commission to report option grants made prior to 2006 using the modified prospective transition method pursuant to SFAS 123(R); and (iii) with respect to Dr. Shapiro’s and Mr. Hutt’s stock options granted in connection with consulting agreements, which are valued in accordance with EITF Issue No. 96-18. The assumptions used by us with respect to the valuation of option grants are set forth in Note 3 to our financial statements. During 2006, compensation expense was recognized in respect of the following grants of stock options to our non-employee directors:

Name	Grant Date	Number of Shares Subject to Options (#)	Number of Shares Vested in 2006 (#)	Value of Awards under Modified Prospective Transition Method Pursuant to SFAS 123(R) ($)
Peter Barrett	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	6/15/2006	19,200	9,600	83,604
John K. Clarke	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	6/15/2006	19,200	9,600	83,604
Marsha H. Fanucci	3/15/2005	38,400	12,800	78,308
	6/15/2006	19,200	9,600	83,604
Paul D. Goldenheim.	5/26/2006	30,000	5,000	53,429
	3/20/2006	4,562	—	38,583
Peter Barton Hutt	8/01/2002	51,200	12,800	10,862
	9/18/2002	6,400	—	—
	9/10/2003	6,400	—	—
	10/4/2004	5,000	—	—
	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	9/22/2005	4,000	3,001	16,878
	6/15/2006	19,200	9,600	83,604
	9/25/2006	6,500	1,623	31,213
Robert S. Langer, Jr.	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	6/15/2006	19,200	9,600	83,604
Stephen T. Reeders	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	6/15/2006	19,200	9,600	83,604
Ram Sasisekharan	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	6/15/2006	19,200	9,600	83,604
Bennet M. Shapiro	2/05/2003	81,200	20,300	29,455
	10/4/2004	10,000	—	—
	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761
	9/22/2005	4,000	3,001	16,858
	6/15/2006	19,200	9,600	83,604
	9/25/2006	6,500	1,623	31,213
Christoph H. Westphal	5/26/2005	19,200	19,200	57,761
	5/26/2005	19,200	19,200	57,761

(4)          On June 15, 2006, the day of our 2006 annual meeting of stockholders, we granted our non-employee directors an option to purchase 19,200 shares of our common stock, each with an exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the day prior to the date of grant, or $12.90 per share. All such options shall become exercisable in four equal quarterly installments commencing the date of grant, provided that the optionee then remains a director.

(5)          The following table shows the aggregate number of stock option grants outstanding for each non-employee director as of December 31, 2006 as well as the grant date fair value of stock option grants made during 2006:

Name	Aggregate Number of Shares Subject to Outstanding Stock Options (#)	Grant Date Fair Value of Stock Option Grants Made During 2006 ($)
Peter Barrett	57,600	153,345
John K. Clarke	57,600	153,345
Marsh H. Fanucci	57,600	153,345
Paul D. Goldenheim	34,562	316,432
Peter Barton Hutt	137,100	206,115
Robert S. Langer, Jr.	57,600	153,345
Stephen T. Reeders	57,600	153,345
Ram Sasisekharan	57,600	153,345
Bennett M. Shapiro	109,300	206,115

(6)          We entered into a consulting agreement with Mr. Hutt dated September 18, 2002, as amended September 29, 2003, October 4, 2004, September 22, 2005 and September 18, 2006, pursuant to which Mr. Hutt provides consulting services. The amount shown includes $48,091 of stock compensation expense related to stock options granted pursuant to the consulting agreement.

(7)          We entered into a consulting agreement with Robert S. Langer, Jr., dated July 23, 2001, as amended July 2, 2004, August 8, 2005 and July 19, 2006, pursuant to which Dr. Langer provides consulting services. As compensation under the amended agreement, Dr. Langer received an aggregate of $100,000.

(8)          We entered into a consulting agreement with Ram Sasisekharan dated August 16, 2001, as amended August 1, 2003, July 12, 2004, November 8, 2005 and September 7, 2006, pursuant to which Dr. Sasisekharan provides consulting services. As compensation under the amended consulting agreement, Dr. Sasisekharan received an aggregate of $150,000.

(9)          We entered into a consulting agreement with Dr. Shapiro dated October 4, 2004, as amended September 22, 2005, and September 25, 2006, pursuant to which Dr. Shapiro provided consulting services. The amount shown includes $48,071 of stock compensation expense related to stock options granted pursuant to the consulting agreement.

(10)          Dr. Westphal resigned as a Class III director effective May 29, 2006. The amount represents the fees earned from January 1, 2006 to May 29, 2006.

2007 Director Compensation

On March 7, 2007, our board of directors approved the following compensation for our non-employee directors for their service during the fiscal year ending December 31, 2007:

Grant of Options Upon Appointment.   Each non-employee director appointed after the Annual Meeting will receive an option to purchase up to 30,000 shares of our common stock upon appointment to the board of directors. These options will vest quarterly over the three years following the grant date, subject to such director’s continued service on the board of directors.

Grant of Additional Stock Options.   In connection with the nominating and corporate governance committee’s annual evaluation, non-employee directors who served on the board of directors during Fiscal 2006 and who will continue to serve on the board of directors during fiscal year 2007 will be granted an option to purchase up to 19,200 shares of our common stock at the Annual Meeting. These options will vest quarterly over the year following the grant date, subject to the non-employee director’s continued service on the Board.

Payment of Retainer Fee; Reimbursement of Travel and Other Expenses.   In addition to an option grant, each non-employee director is entitled to receive an annual retainer of $25,000 for his or her service on the board of directors during 2007. All retainer amounts shall be paid quarterly during fiscal year 2007. Non-employee directors shall also receive reimbursement for reasonable travel and other expenses in connection with attending board meetings during 2007. Additional amounts will be paid as follows:

Position	Additional Fees
Non-Employee Chairman of the Board	$25,000
Audit Committee Chair	$10,000
Audit Committee Members (other than the Chair)	$7,500
Compensation Committee, Nominating and Corporate Governance Committee Chairs and Members (no additional fees shall be paid to members serving on both the Compensation and the Nominating and Corporate Governance Committees)	$5,000
*Science Committee Chair	$10,000
*Science Committee Members (other than the Chair)	$7,500
*Additional Payments to Science Committee Chair and Members	$3,000 for each all day session attended (up to a maximum of $15,000 per year) that is in addition to the standard quarterly meetings of the Science Committee

*                    No member of the Science Committee shall be paid an annual retainer or any other fees for participation on the Science Committee so long as such individual has a consulting agreement with us.

Compensation of Employee Directors.   No director who is also an employee receives separate compensation for services rendered as a director. Mr. Wheeler is currently the only director who is also an employee of ours. Mr. Wheeler’s compensation as President and CEO is set forth under the headings “Executive Compensation” and “Employment, Severance and Change of Control Agreements—Craig A. Wheeler Agreement.”

Other Arrangements with Directors.   Arrangements with Alan L. Crane, Robert S. Langer, Jr., Ram Sasisekharan, Peter Barton Hutt and Bennett Shapiro, pursuant to which each director receives or received compensation under consulting agreements with us, are included in the tables entitled “Summary Compensation Table” and “Director Compensation” above and are discussed under the heading “Certain Relationships and Related Transactions” below.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the compensation committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the compensation committee of the board of directors of Momenta Pharmaceuticals, Inc.:

Peter Barrett (Chairperson)
Bennett M. Shapiro
Paul D. Goldenheim

Compensation Committee Interlocks and Insider Participation

The compensation committee currently consists of Peter Barrett, who serves as chairman, Bennett M. Shapiro and Paul D. Goldenheim. Mr. Hutt served on the compensation committee until May 2006 when Dr. Goldenheim joined the board of directors.

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the current members of our compensation committee has ever been an employee of Momenta.

Peter Barrett, who serves as chairperson of the compensation committee, is a special limited partner of Atlas Venture Associates V, L.P. and Atlas Venture Associates VI, L.P., which, with their affiliates, hold certain registration rights with respect to shares of our common stock. The following directors, officers and holders of more than five percent of our voting securities and their affiliates have been granted registration rights with respect to shares of our common stock under the terms of an investors’ right agreement between us and these holders:

Name of Holder	Number of Registrable Shares
Alan L. Crane and affiliates	636,342
Ganesh Venkataraman	252,812
Peter Barton Hutt	37,498
Robert S. Langer, Jr. and affiliates	954,022
Ram Sasisekharan	482,344
CHP II, L.P. (John K. Clarke)	476,836
Novartis Pharma AG	4,708,679
Polaris Venture Partners III, L.P. and related entities	1,815,930
Atlas Venture entities (Peter Barrett)	2,459,100
MVM International Life Sciences Fund No. 1 L.P. and related entities and individuals (Stephen T. Reeders)	1,377,576
Total	13,201,139

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our common stock as of April 15, 2007 by:

•       each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date based on currently available Schedules 13D and 13G filed with the Securities and Exchange Commission;

•       each of our directors (which includes all nominees);

•       our chief executive officer, our former chief executive officer, our principal financial officer and our three other most highly compensated executive officers who were serving as executive officers as of December 31, 2006, who we refer to in this proxy statement as our Named Executives; and

•       all of our directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Shares of our common stock issuable under stock options exercisable on or before June 14, 2007 are deemed beneficially owned for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of all directors and executive officers is c/o Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts 02142. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

There were, as of April 15, 2007, approximately 58 holders of record and 4,747 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)
Holders of more than 5% of our Common Stock
Novartis AG	4,708,679	(2)	13.0%
Lichstrasse 35 CH 4058 Basel, Switzerland
FMR Corp. and affiliates	3,461,900	(3)	9.5%
82 Devonshire Street Boston, MA 02109
Ziff Asset Management, L.P. and related entities and individual	3,008,131	(4)	8.3%
283 Greenwich Avenue Greenwich, CT 06830
OrbiMed Advisors LLC,	2,725,000	(5)	7.5%
OrbiMed Capital LLC
c/o Samuel D. Islay 767 Third Avenue, 30th Floor New York, NY 10017
Atlas Venture entities	2,459,100	(6)	6.8%
890 Winter Street, Suite 320 Waltham, MA 021451
T. Rowe Price Associates, Inc.	2,447,447	(7)	6.7%
100 E. Pratt Street, Baltimore, MD 21202
Palo Alto Investors LLC	2,204,500	(8)	6.1%
470 University Avenue Palo Alto, CA 94301
Polaris Venture entities	1,815,930	(9)	5.0%
Bay Colony Corporate Center 1000 Winter Street, Suite 3350 Waltham, MA 02457
Directors (which includes all nominees) and Named Executives
Craig A. Wheeler	100,000	(10)	*
Alan L. Crane	612,877	(11)	1.7%
Robert S. Langer, Jr.	1,006,822	(12)	2.8%
Peter Barrett	2,512,279	(6)(13)	6.9%
John K. Clarke	611,159	(14)	1.7%
Ram Sasisekharan	505,144	(15)	1.4%
Peter Barton Hutt	197,631	(16)	*
Stephen T. Reeders	1,435,805	(17)	3.9%
Bennett M. Shapiro	97,333	(18)	*
Paul G. Goldenheim	14,562	(19)	*
Marsha H. Fanucci	40,000	(20)	*
Steven B. Brugger	331,832	(21)	*
Richard P. Shea	119,153	(22)	*
John E. Bishop	53,342	(23)	*
Ganesh Venkataraman	529,666	(24)	1.5%
All Directors and Named Executives as a group (16 persons)	8,183,510	(25)	22.0%

*                    Less than 1% of our outstanding common stock.

(1)          Applicable percentage of ownership for each holder is based on 36,318,715 shares of common stock outstanding on April 15, 2007, plus any common stock equivalents and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable as of June 14, 2007.

(2)          Information is based on a Schedule 13D filed on August 4, 2006 by Novartis AG (“Novartis”) and Novartis Pharma AG (“Novartis Pharma”), as amended by Amendment No. 1 to Schedule 13D filed on September 6, 2006 by Novartis and Novartis Pharma. Novartis Pharma is the record holder of 4,708,679 shares of common stock. Novartis Pharma is a wholly-owned subsidiary of Novartis, and, as a result, Novartis is the beneficial owner of the 4,708,679 shares of common stock held of record by Novartis Pharma. Novartis Pharma and Novartis have shared power to vote and shared power to dispose of such shares.

(3)          Information is based on a Schedule 13G/A filed on February 14, 2007 by FMR Corp., jointly with its affiliate Edward C. Johnson, III, and is as of December 31, 2006. Various persons and entities have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the 3,461,900 shares of our common stock. The beneficial ownership of one person, Fidelity Growth Company Fund, an Investment Company registered under the Investment Company Act of 1940, in our common stock, equaled 3,141,900 shares, or 8.715% of our outstanding common stock as of December 31, 2006.

(4)          Information is based on a Schedule 13G/A filed by Ziff Asset Management, L.P., and its affiliates, on February 12, 2007, and is as of December 31, 2006. Ziff Asset Management, L.P. is the record owner of 3,008,131 shares of our common stock. Each of PBK Holdings, Inc., Philip B. Korsant and ZBI Equities, L.L.C. may be deemed to beneficially own these shares as a result of the direct or indirect power to vote or dispose of such shares.

(5)          Information is based on a Schedule 13G filed by Orbimed Advisors LLC and its affiliates on February 9, 2007 and is as of December 31, 2006. Consists of (a) 931,400 shares of common stock held by OrbiMed Advisors LLC and (b) 1,793,600 shares owned by OrbiMed Capital LLC. Samuel D. Isaly, as control person of OrbiMed Advisors LLC and OrbiMed Capital LLC, exercises voting and investment power with respect to 2,725,000 shares. Mr. Isaly disclaims beneficial ownership of such shares except to the extent of his proportionate pecuniary interest therein.

(6)          Information is based on a Schedule 13G/A filed by Atlas Venture and its affiliates on February 12, 2007, and is as of December 31, 2006. Consists of (a) 778,743 shares of common stock held by Atlas Venture Fund V, L.P., (b) 193,840 shares of common stock held by Atlas Venture Parallel Fund V-A, C.V., (c) 12,919 shares of common stock held by Atlas Venture Entrepreneurs’ Fund V, L.P., (d) 1,404,928 shares of common stock held by Atlas Venture Fund VI, L.P., (e) 42,945 shares of common stock held by Atlas Venture Entrepreneurs’ Fund VI, L.P. and (f) 25,725 shares of common stock held by Atlas Venture Fund VI GmbH & Co. KG. Atlas Venture Associates V, L.P. is the general partner of Atlas Venture Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V. and Atlas Venture Entrepreneurs’ Fund V, L.P. Atlas Venture Associates VI, L.P. is the general partner of Atlas Venture Fund VI, L.P. and Atlas Venture Entrepreneurs’ Fund VI, L.P., and it is the managing limited partner of Atlas Venture Fund VI GmbH & Co. KG. Atlas Venture Associates V, Inc. is the general partner of Atlas Venture Associates V, L.P. Atlas Venture Associates VI, Inc. is the general partner of Atlas Venture Associates VI, L.P. Christopher Spray, Axel Bichara and Jean-François Formela are the members of the board of directors of each of Atlas Venture Associates V, Inc. and Atlas Venture Associates VI, Inc. and exercise voting, investment and dispositive rights with respect to the shares of stock held by each of the Atlas Venture entities identified in this footnote. Each of Messrs. Spray, Bichara and Formela disclaims beneficial ownership of these shares except to the extent of his respective proportionate pecuniary interest therein. Peter Barrett, Ph.D., a director of

Momenta Pharmaceuticals, Inc., is a senior partner of Atlas Venture Associates V, L.P. and Atlas Venture Associates VI, L.P. Dr. Barrett disclaims beneficial ownership of the shares held by the Atlas Venture entities except to the extent of his proportionate pecuniary interest therein.

(7)          Information is based on a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 13, 2007, and is as of December 31, 2006. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. Of the 2,447,447 shares of our common stock deemed beneficially owned, T. Rowe Price Associates, Inc. reports sole voting power as to 562,899 shares and sole dispositive power as to 2,447,447 shares.

(8)          Information is based on a Schedule 13 G filed by Palo Alto Investors, LLC (“PAI”), Palo Alto Investors and William Leland Edwards on February 14, 2007 and is as of December 31, 2006. PAI is a registered investment adviser and is the general partner and investment adviser of investment limited partnerships and the investment adviser to other investment funds. Its clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. Palo Alto Investors is the manager of PAI. Mr. Edwards is the controlling shareholder and President of Palo Alto Investors. Each of PAI, Palo Alto Investors and Mr. Edwards disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein.

(9)          Consists of (a) 1,743,132 shares of common stock held by Polaris Venture Partners II, L.P., (b) 45,301 shares of common stock held by Polaris Venture Partners Entrepreneurs’ Fund III, L.P. and (c) 27,497 shares of common stock held by Polaris Venture Partners Founders’ Fund III, L.P. Polaris Venture Management Co. III, L.L.C. is the general partner of Polaris Venture Partners III, L.P., Polaris Venture Partners Entrepreneurs’ Fund III, L.P. and Polaris Venture Partners Founders’ Fund III, L.P., and it may be deemed to have sole power to vote and sole power to dispose of these shares. The managing members of Polaris Venture Management Co. III, L.L.C. are Stephen D. Arnold, Jonathan A. Flint, Terrance G. McGuire and Alan G. Spoon, which individuals may be deemed to have shared voting, investment and dispositive power with respect to these shares.

(10) Consists of 100,000 shares of restricted common stock, of which all shares remain subject to a repurchase right by us pursuant to restricted stock agreements between us and Mr. Wheeler.

(11) Consists of (a) 586,342 shares of common stock and (b) 26,535 shares of common stock underlying options exercisable on or before June 14, 2007.

(12) Consists of (a) 954,022 shares of common stock and (b) 52,800 shares of common stock underlying options exercisable on or before June 14, 2007.

(13) Includes (a) 379 shares of common stock and (b) 52,800 shares of common stock underlying options exercisable on or before June 14, 2007. The proceeds of any sale of shares of common stock issued to Dr. Barrett upon his exercise of the foregoing options will be transferred to Atlas Venture Advisors, Inc. and Dr. Barrett disclaims beneficial ownership of such shares.

(14) Consists of (a) 81,523 shares of common stock owned directly by Mr. Clarke, (b) 476,836 shares of common stock held by CHP II, L.P. and (c) 52,800 shares of common stock underlying options held by Mr. Clarke exercisable on or before June 14, 2007. John K. Clarke, a director of Momenta Pharmaceuticals, Inc., Brandon H. Hull, Lisa Skeete Tatum and John J. Park are the managing members of CHP II Management, LLC, the General Partner of CHP II, L.P., and exercise shared voting, investment, and dispositive rights with respect to the shares of stock held by CHP II, L.P. Each of Messrs. Clarke, Hull and Park and Ms. Skeete Tatum disclaims beneficial ownership of the shares identified in this footnote except as to his or her respective proportionate pecuniary interest in such shares.

(15) Consists of (a) 452,344 shares of common stock and (b) 52,800 shares of common stock underlying options exercisable on or before June 14, 2007.

(16) Consists of (a) 67,498 shares of common stock and (b) 130,133 shares of common stock underlying options exercisable on or before June 14, 2007.

(17) Includes (a) 5,429 shares of common stock held by Mr. Reeders, (b) 52,800 shares of common stock underlying options exercisable on or before June 14, 2007, (c) 1,369,696 shares of common stock held by MVM International Life Sciences Fund No. 1 L.P. and (d) 7,880 shares of common stock held by MVM Life Science Partners LLP. Stephen Reeders, Paul Triniman and David Brister are the investment directors of MVM Limited, which individuals exercise discretionary investment power over securities held by MVM International Life Sciences Fund No. 1 L.P. and MVM Life Science Partners LLP. Stephen Reeders, Paul Triniman, David Brister, Martin Murphy, Richard Lim and Thomas Casdagli are principally responsible for the selection, acquisition and disposition of these securities. Dr. Reeders, a director of Momenta Pharmaceuticals, Inc., disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein.

(18) Consists of (a) 5,000 shares of common stock and (b) 92,333 shares of common stock underlying options exercisable on or before June 14, 2007.

(19) Consists of 14,562 shares of common stock underlying options exercisable on or before June 14, 2007.

(20) Consists of 40,000 shares of common stock underlying options exercisable on or before June 14, 2007.

(21) Consists of (a) 60,629 shares of common stock, (b) 200,000 shares of restricted common stock, of which all shares remain subject to a repurchase right by us pursuant to a restricted stock agreement between us and Mr. Brugger and (c) 71,203 shares of common stock underlying options exercisable on or before June 14, 2007.

(22) Consists of (a) 1,302 shares of common stock and (b) 117,851 shares of common stock underlying options exercisable on or before June 14, 2007.

(23) Consists of (a) 15,000 shares of restricted common stock, of which all shares remain subject to a repurchase right by us pursuant to a restricted stock agreement between us and Mr. Bishop and (b) 38,342 shares of common stock underlying options exercisable on or before June 14, 2007.

(24) Consists of (a) 252,812 shares of common stock, (b) 200,000 shares of restricted common stock, of which all shares remain subject to a repurchase right by us pursuant to a restricted stock agreement between us and Mr. Venkataraman and (c) 76,854 shares of common stock underlying options exercisable on or before June 14, 2007.

(25) See footnotes 6 and 10-24 above. This amount also includes 15,905 shares of common stock underlying options exercisable by Lisa Carron Shmerling on or before June 14, 2007.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options(1) (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2) (c)
Equity compensation plans approved by security holders	2,730,386	$12.38	1,575,143
Total	2,730,386	$12.38	1,575,143

(1)          Includes information regarding the following stockholder-approved equity compensation plans: (i) 2004 Stock Incentive Plan, as amended, (ii) 2004 Employee Stock Purchase Plan and (iii) Amended and Restated 2002 Stock Incentive Plan.

(2)          Upon the approval of our amended 2004 Stock Incentive Plan, we have not granted further stock options under the Amended and Restated 2002 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Paid to Directors and Executive Officers

Please see discussion under the heading “Executive Compensation.”

Registration Rights

For information relating to certain registration rights granted by us to certain of our directors, officers and stockholders, please see the discussion under the heading “Compensation Committee Interlocks and Insider Participation.”

Consulting Agreements with Non-Employee Directors

Letter Agreement With Alan L. Crane

In connection with the resignation of Alan L. Crane, our former President and CEO, on October 17, 2006, we entered into a letter agreement with Mr. Crane. In recognition of Mr. Crane’s contributions to Momenta, the letter agreement provided for a severance payment to Mr. Crane in the amount of $315,000, payable in one lump-sum in accordance with our normal payroll procedures. Under the terms of the letter agreement, Mr. Crane reaffirmed certain obligations under his employment agreement with us dated March 15, 2002, as amended, including his agreement to protect our confidential information and non-competition and non-solicitation obligations that extend for a period of twelve months following his employment with us. The letter agreement also contemplates a consulting agreement between us and Mr. Crane that is included as an attachment to the letter agreement. The term of the consulting agreement extends until December 31, 2007, or such longer period as may be mutually agreed upon by us and Mr. Crane; provided, however, we may terminate the consulting agreement after twelve months without further obligation. As compensation under the consulting agreement, we agreed to pay Mr. Crane a monthly fee of $10,000 in arrears. The consulting agreement contains nondisclosure and assignment of intellectual property terms in favor of us. In addition, Mr. Crane has agreed that during the term of the consulting agreement and for a period of one year thereafter, he will not provide consulting services to any business or entity with respect to a project or product in the field of interest (as defined in the letter agreement) that competes with a project or product of ours and for which he is or was providing consulting services under the consulting agreement. The consulting agreement also includes representations and warranties to us regarding matters that are customarily included in agreements of this nature.

Consulting Agreement with Robert S. Langer, Jr.

In July 2001, we entered into a consulting agreement with Robert S. Langer, Jr., one of our founders and a member of our board of directors, pursuant to which Dr. Langer provides consulting services as reasonably requested by us from time to time. The term of the consulting agreement was initially for two years. Pursuant to an amendment dated July 2, 2004, we and Dr. Langer agreed to extend the term of the consulting agreement through July 22, 2005. Under the terms of the agreement, we provided compensation to Dr. Langer of up to $25,000, $50,000 or $100,000 on an annual basis contingent upon the achievement of certain milestones. We paid Dr. Langer $75,000 and $100,000 for consulting services in 2004 and 2005, respectively. In August 2005, we further amended the agreement with Dr. Langer to extend the term of the agreement through and including July 22, 2006. Pursuant to the terms of the amended agreement, Dr. Langer agreed (i) to provide certain technical and strategic consulting services in connection with various programs, and (ii) not perform certain competing consulting services without the consent of our CEO through July 22, 2006 and for one year thereafter. The term of the consulting agreement was further extended through July 22, 2007 pursuant to the amendment dated July 19, 2006. As compensation under the amended agreement, Dr. Langer receives an aggregate of $100,000 payable in four equal quarterly installments. We paid Dr. Langer $100,000 for consulting services in 2006.

Consulting Agreement with Ram Sasisekharan

In August 2001, we entered into a consulting agreement with Ram Sasisekharan, one of our founders and a member of our board of directors, pursuant to which Dr. Sasisekharan provides consulting services as mutually determined by us and Dr. Sasisekharan from time to time. The term of the consulting agreement was initially for two years. Pursuant to an amendment dated July 12, 2004, we and Dr. Sasisekharan agreed to extend the term of the consulting agreement through August 15, 2005, and we provided compensation to Dr. Sasisekharan of up to $25,000, $50,000 or $100,000 on an annual basis contingent upon the achievement of certain milestones. We paid Dr. Sasisekharan $100,000 and $155,833 for consulting services in 2004 and 2005, respectively. Pursuant to an amendment dated November 8, 2005, we and Dr. Sasisekharan agreed to extend the term of the consulting agreement through August 15, 2006. Pursuant to a letter agreement dated September 7, 2006, we agreed to extend the term of the consulting agreement, as amended, through August 15, 2007. Pursuant to the terms of the amended agreement, Dr. Sasisekharan has agreed (i) to provide consulting services relating to the Company’s research and development activities, and (ii) not to perform certain competing consulting services without the consent of the Company’s chief executive officer through August 15, 2006 and for one year thereafter. As compensation under the amended agreement, Dr. Sasisekharan receives an aggregate of $150,000 payable in four equal quarterly installments. We paid Dr. Sasisekharan $150,000 for consulting services in 2006.

Consulting Agreement with Peter Barton Hutt

On September 18, 2006, we entered into an amendment to a consulting agreement dated September 18, 2002, as amended by the September 29, 2003, October 4, 2004 and September 22, 2005 letter agreements with Peter Barton Hutt, a member of our board of directors, pursuant to which Mr. Hutt provides consulting services relating to regulatory strategies for drug development and the operation of our business. The consulting agreement provides for no more than an average of one day of service per month. We granted Mr. Hutt options to purchase 5,000 and 4,000 shares of our common stock for consulting services in 2004 and 2005, respectively. The term of the consulting agreement, as amended, is for one year, commencing on September 18, 2006, and may be renewed for additional one-year terms by mutual agreement of us and Mr. Hutt. As compensation under the amended consulting agreement, we granted Mr. Hutt non-statutory stock options to purchase 6,500 shares of our common stock with an exercise price of $12.81 per share. The options were issued under our 2004 Stock Incentive Plan, as amended, pursuant to the terms and conditions of the form of non-statutory stock option grant agreement under such plan. The options have a three-year duration and vest in 12 equal monthly installments with the first installment vesting one month from the date of grant.

Consulting Agreement with Bennett M. Shapiro

On September 22, 2005, we entered into an amendment to a consulting agreement dated October 4, 2004 with Bennett M. Shapiro, a member of our board of directors, pursuant to which Dr. Shapiro provided consulting services relating to our research and development efforts. The term of the amended consulting agreement was for one year, commencing on October 4, 2005, and could be renewed for additional one-year terms by mutual agreement of us and Dr. Shapiro. We granted Dr. Shapiro options to purchase 10,000 and 4,000 shares of our common stock for consulting services in 2004 and 2005, respectively. Pursuant to an amendment dated September 25, 2006, the consulting agreement was extended for a term through October 3, 2007. As compensation under the amended consulting agreement, we granted Dr. Shapiro non-statutory stock options to purchase 6,500 shares of our common stock with an exercise price of $12.81 per share. In addition, we agreed to reimburse Dr. Shapiro for all reasonable travel and other expenses incurred by Dr. Shapiro in rendering services under the amended consulting agreement. The options were issued under our 2004 Stock Incentive Plan, as amended, pursuant to the terms and conditions of the form of non-statutory stock option agreement under such plan. The options had a three-year duration and were to vest in 12 equal monthly installments with the first installment vesting one month from the date of grant. On March 30, 2007, we mutually agreed to terminate the consulting agreement, effective as of March 30, 2007. As of March 30, 2007, Dr. Shapiro forfeited 3,250 stock options and vested in 3,250 stock options as a result of the termination of the consulting agreement.

Other Relationships with Non-Employee Directors

Ram Sasisekharan Relationship with Parivid, LLC

Parivid, LLC had been engaged by us to provide data integration and analysis services. Ram Sasisekharan, a member of our board of directors, is the brother of the chief technical officer of Parivid. For the years ending December 31, 2006 and 2005, we recorded $1.0 million and $0.7 million, respectively, in research and development expense related to work performed by Parivid. At December 31, 2006, we had no outstanding payables with Parivid.

On April 20, 2007, we entered into an Asset Purchase Agreement, or the Purchase Agreement, with Parivid and S. Raguram pursuant to which we  acquired certain of the assets and assumed certain specified liabilities of Parivid related to the acquired assets for $2,500,000 in cash paid at closing and up to $11,000,000 in contingent milestone payments in a combination of cash and/or stock in the manner and on the terms and conditions set forth in the Purchase Agreement.

The contingent milestone payments are structured to include (i) potential payments of no more than $2,000,000 in cash if certain milestones are achieved within two years from the date of the Purchase Agreement and (ii) the issuance of up to $9,000,000 of our common stock to Parivid if certain other milestones are achieved within fifteen years of the date of the Purchase Agreement. In addition, upon the completion and satisfaction of those milestones that trigger the issuance of shares of common stock, we have granted Parivid certain registration rights under the Securities Act of 1933, as amended, with respect to such shares. We also entered into an employment agreement with S. Raguram pursuant to the terms of the Purchase Agreement.

As part of the Company’s acquisition of assets from Parivid, two previous collaboration agreements with Parivid were terminated. Ram Sasisekharan will receive no consideration in connection with the execution of the Purchase Agreement.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our V.P. of Legal Affairs. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•       the related person’s interest in the related person transaction;

•       the approximate dollar value of the amount involved in the related person transaction;

•       the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•       whether the transaction was undertaken in the ordinary course of our business;

•       whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•       the purpose of, and the potential benefits to us of, the transaction; and

•       any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in our best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the Securities and Exchange Commission’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•       interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10%

equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•       a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

Previous related person transactions were not subject to this policy but similar factors were considered prior to their approval.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board Recommendation

The board of directors recommends a vote FOR the ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007.

The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007. Although stockholder approval of the board of directors’ selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Auditors’ Fees

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	2006	2005
Audit Fees(1)	$336,900	$372,900
Audit-Related Fees(2)	9,500	600
Tax Fees(3)	39,400	24,100
All Other Fees(4)	—	2,300
Total Fees	$385,800	$399,900

(1)          Audit fees consist of fees for the audit of our financial statements, the audit of our internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)          Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

(3)          Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to Federal and State tax return assistance accounted for $12,500 of the total tax fees billed in Fiscal 2005 and $15,000 of the total tax fees billed in Fiscal 2006. Tax advice and tax planning services relate to periodic consultations.

(4)          All other fees in Fiscal 2005 consist of fees for stock option workshops provided for the benefit of employees.

Pre-Approval Policies and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Report of the Audit Committee

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2006 and has discussed these consolidated financial statements with our management and our independent registered public accounting firm. Management is responsible for the preparation of our consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent registered public accounting firm is responsible for conducting an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.

The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that they are required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our audit committee, among other things, the following:

•       methods used to account for significant unusual transactions;

•       the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•       the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•       disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Our independent registered public accounting firm also provided the audit committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and our audit committee has discussed with our independent registered public accounting firm their independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006.

By the Audit Committee of the Board of Directors of Momenta Pharmaceuticals, Inc.

Marsha H. Fanucci (Chairperson)
John K. Clarke
Stephen T. Reeders

STOCKHOLDER PROPOSALS

In order to be included in proxy material for the 2008 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, stockholders’ proposals must be received by us at our principal executive offices, 675 West Kendall Street, Cambridge, Massachusetts 02142, no later than January 17, 2008. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Corporate Secretary, Lisa Carron Shmerling, Esq.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, are required to provide advanced notice of such proposal to us at the aforementioned address not later than April 1, 2008.

In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing and received by our corporate secretary at our principal offices not later than 90 days prior to the first anniversary of the preceding year’s annual meeting and not before 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if the 2008 annual meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting and (2) the 10th day following the date on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. Our by-laws also specify requirements relating to the content of the notice that stockholders must provide, including a stockholder nomination for election to the board of directors, to be properly presented at the 2008 annual meeting of stockholders.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Momenta Pharmaceuticals, Inc., 675 West Kendall Street, Cambridge, Massachusetts 02142, Attention: Michael A. Lawless, Senior Director, Investor Relations, telephone: (617) 491-9700. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

The board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Momenta who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 19, 2007, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MS. LISA CARRON SHMERLING, CORPORATE SECRETARY, MOMENTA PHARMACEUTICALS, INC., 675 WEST KENDALL STREET, CAMBRIDGE, MASSACHUSETTS 02142. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Craig A. Wheeler
President and Chief Executive Officer
Cambridge, Massachusetts
May 16, 2007

APPENDIX A

MOMENTA PHARMACEUTICALS, INC.

SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.                Purpose

1.                The purpose of the Audit Committee of the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) is to assist the Board’s oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.               Structure and Membership

1.                 Number.   Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board.

2.                Independence.   Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by such rules, meet the criteria for independence set forth in Rule 10A 3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A 3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.                Financial Literacy.   Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.                Chair.   Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.                Compensation.   The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

6.                Selection and Removal.   Members of the Audit Committee shall be appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee. The Board may remove members of the Audit Committee from such committee, with or without cause.

C.               Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s independent registered public accounting firm (the “independent auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditor

1.                Selection.   The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.                Independence.   The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor, and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.                Compensation.   The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.                Preapproval of Services.   The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.                Oversight.   The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•        annual audit scope and plan, including any significant changes required in the plan during the course of the audit;

•        critical accounting policies and practices;

•        alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor and the independent auditor’s views about the quality, not just the acceptability of such treatments; and

•        other material written communications between the independent auditor and Company management.

In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

•        significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

•        recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

•        any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

•        any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

•        any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company and management responses thereto (focus should include adequacy of the Company’s controls, including computer systems controls and security);

•        accounting for unusual transactions;

•        adjustments arising from audits that could have a significant impact on the Company’s financial reporting process;

•        any recent SEC comments on the Company’s SEC reports, including in particular any unresolved or future-compliance comments; and

•        effects of any accounting initiatives as well as off balance sheet structures, if any.

Audited Financial Statements

6.                Review and Discussion.   The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.                Recommendation to Board Regarding Financial Statements.   The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.                Audit Committee Report.   The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.                Independent Auditor Review of Interim Financial Statements.   The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10.         Earnings Release, Quarterly Financial Statements and Other Financial Information.   The Audit Committee shall discuss with the Company’s management (i) generally the type and presentation of information to be disclosed in the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts, rating agencies and others and (ii) the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

11.         Oversight.   The Audit Committee shall coordinate the Board’s oversight of the Company’s internal control over financial reporting and disclosure controls and procedures. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

12.         Procedures for Complaints.   The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

13.         Related Person Transaction Policies and Procedures.   The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K ), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

14.         Review of Related Person Transactions.   The Audit Committee shall review all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s Related Person Transaction Policy, and all such transactions shall be approved or ratified by the Audit Committee.

15.         Officers’ Expense Accounts.   The Audit Committee shall review with management the policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets.

16.         Evaluation of Financial Management.   The Audit Committee shall coordinate with the Compensation Committee the evaluation of the Company’s financial management personnel.

17.         Risks and Exposures.   The Audit Committee shall inquire of management and the independent auditors about significant risks or exposures facing the Company, assess the steps management has taken or proposes to take to minimize such risks to the Company and periodically review compliance with such steps.

18.         Legal and Regulatory Matters.   The Audit Committee shall review with the general counsel or outside counsel, legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

19.         Additional Powers.   The Audit Committee shall have such other duties as may be assigned by law, the Company’s by-laws or as may be delegated from time to time by the Board.

D.              Procedures and Administration

1.                Meetings.   The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) the Company management, including inquiry with the CEO and CFO regarding the “quality of earnings” of the Company from a subjective as well as an objective standpoint; (iii) the Company’s internal auditors, if any, and (iv) general or outside counsel. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.                Subcommittees.   The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.                Reports to Board.   The Audit Committee shall report regularly to the Board.

4.                Charter.   At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval, including any changes necessary as a result of new laws or regulations.

5.                Independent Advisors.   The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting, auditors other than the principal auditors and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.                Investigations.   The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.                Funding.   The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.                Self Assessment.   The Audit Committee shall, at least annually, conduct a self assessment to review the Committee’s effectiveness, including creation of an agenda for the ensuing year.

*****

MOMENTA PHARMACEUTICALS, INC.	ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
675 WEST KENDALL STREET	COMMUNICATIONS
CAMBRIDGE, MA 02142

If you would like to reduce the costs incurred by Momenta Pharmaceuticals, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please go to www.proxvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Momenta Pharmaceuticals, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MOMTA1	KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOMENTA PHARMACEUTICALS, INC.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Vote on Directors					To withhold authority to vote for any
1.	To elect the following three				individual nominee(s), mark “For All
	(3) nominees as Directors of the	For	Withhold	For All	Except” and write the number(s) of the
	Company.	All	All	Except	nominee(s) on the line below.

	NOMINEES	☐	☐	☐
(01) Peter Barrett
(02) Ram Sasisekharan
(03) Bennett M. Shapiro

Vote on Proposal		For	Against	Abstain
2.	To ratify the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note:

Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
MOMENTA PHARMACEUTICALS, INC.

June 13, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Dear Stockholder:

Please take note of the important information enclosed with this proxy card. There are matters related to the operation of the Company that require your prompt attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,
Momenta Pharmaceuticals, Inc.

Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------------------------------------------------------

PROXY
MOMENTA PHARMACEUTICALS, INC.
675 WEST KENDALL STREET
CAMBRIDGE, MASSACHUSETTS 02142

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2007

The undersigned, revoking all prior proxies, hereby appoints Craig A. Wheeler and Richard P. Shea, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Momenta Pharmaceuticals, Inc. held of record by the undersigned on April 19, 2007 at the Annual Meeting of Stockholders to be held on June 13, 2007 at 8:30 a.m., local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 and any adjournments thereof. The undersigned hereby directs Messrs. Wheeler and Shea to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)